EXHIBIT 4.1


================================================================================



                  PROVIDENT EQUIPMENT LEASE TRUST 1998-A,
                                   Issuer

                                    AND

               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                             Indenture Trustee



                                 INDENTURE

                       Dated as of September 1, 1998



             $73,303,000 of 5.28% Class A-1 Lease-Backed Notes $19,242,000 of 5.78% Class A-2 Lease-Backed Notes $90,935,000 of 5.60% Class A-3 Lease-Backed Notes $18,576,000 of 5.75% Class A-4 Lease-Backed Notes
               $7,687,000 of 6.20% Class B Lease-Backed Notes

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A

         Reconciliation and Tie between the Indenture dated as of September 1, 1998 and the Trust Indenture Act of 1939, as amended

Trust Indenture Act Section                                 Indenture Section
---------------------------                                 -----------------
310(a)(1)                                                        Section  7.8
     (a)(2)                                                               7.8
     (a)(3)                                                               7.8
     (a)(4)                                                    Not Applicable
     (b)                                              7.8; 7.9; 6.7; 1.5; 1.6
     (c)                                                       Not Applicable
311(a)                                                                   7.14
     (b)                                                                 7.14
312(a)                                                                   2.11
     (b)                                                                 11.2
     (c)                                                                 11.2
313(a)                                                                   7.15
     (b)(1)                                                              7.15
     (b)(2)                                                              7.15
     (c)                                                            7.15; 1.6
     (d)                                                                 7.15
314(a)                                                         8.12; 8.9; 1.6
     (b)                                                       Not Applicable
     (c)(1)                                                              11.3
     (c)(2)                                                              11.3
     (c)(3)                                                              11.1
     (d)                                                                 11.1
     (e)                                                                 11.4
     (f)                                                       Not Applicable
315(a)                                                                 7.1(a)
     (b)                                                             7.2; 1.6
     (c)                                                               7.1(b)
     (d)                                                               7.1(c)
     (e)                                                                 6.14
316(a)(last sentence)                                                    2.12
     (a)(1)(A)                                                           6.12
     (a)(1)(B)                                                           6.13
     (a)(2)                                                    Not Applicable
317(a)(1)                                                              6.3(c)
     (a)(2)                                                               6.4
     (b)                                                               8.3(b)
318(a)                                                                   11.1
     (c)                                                                 11.1

                             TABLE OF CONTENTS

                                                                         Page

                                 ARTICLE 1.

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION


SECTION 1.1.    Definitions; Interpretive Provisions........................3
SECTION 1.2.    Compliance Certificates and Opinions........................3
SECTION 1.3.    Form of Documents Delivered to Indenture Trustee............4
SECTION 1.4.    Acts of Noteholders, etc....................................5
SECTION 1.5.    Notices, etc., to Indenture Trustee, Servicer, Issuer
                and Rating Agencies.........................................6
SECTION 1.6.    Notice to Noteholders; Waiver...............................7
SECTION 1.7.    Effect of Headings and Table of Contents....................8
SECTION 1.8.    Successors and Assigns......................................8
SECTION 1.9.    GOVERNING LAW...............................................8
SECTION 1.10.   Legal Holidays..............................................8
SECTION 1.11.   Execution in Counterparts...................................8
SECTION 1.12.   Survival of Representations and Warranties..................8

                                 ARTICLE 2.

                                 THE NOTES

SECTION 2.1.    General Provisions..........................................9
SECTION 2.2.    Execution, Authentication, Delivery, and Dating............11
SECTION 2.3.    Transfer and Exchange......................................11
SECTION 2.4.    Mutilated, Destroyed, Lost and Stolen Notes................12
SECTION 2.5.    Book-Entry Registration of Class A Notes and
                Class B Notes..............................................13
SECTION 2.6.    Notice to Clearing Agency..................................14
SECTION 2.7.    Definitive Class A Notes and Definitive Class B Notes......15
SECTION 2.8.    Payment of Interest and Principal; Rights Preserved........16
SECTION 2.9.    Persons Deemed Owners......................................16
SECTION 2.10.   Cancellation...............................................17
SECTION 2.11.   Noteholder Lists...........................................17
SECTION 2.12.   Treasury Securities........................................17

                                 ARTICLE 3.

                      ACCOUNTS; INVESTMENT OF MONEYS;
               COLLECTION AND APPLICATION OF MONEYS; REPORTS

SECTION 3.1.       Trust Accounts; Investments by Indenture Trustee........18
SECTION 3.2.       Collection of Moneys....................................19
SECTION 3.3.       Collection Account; Payments............................19
SECTION 3.4.       Reports by Indenture Trustee; Notices of Certain
                   Payments................................................20
SECTION 3.5.       Indenture Trustee May Rely on Certain Information
                   from Servicer...........................................21

                           ARTICLE 4.

                     RELEASE OF COLLATERAL

SECTION 4.1.       Release of Collateral...................................22
SECTION 4.2.       Release of Leases Upon Final Lease Payment..............22
SECTION 4.3.       Execution of Documents..................................23
SECTION 4.4.       Officer's Certificates..................................23

                                 ARTICLE 5.

              SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

SECTION 5.1.    Servicer Events of Default.................................23
SECTION 5.2.    Substitute Servicer........................................24

                                 ARTICLE 6.

                        EVENTS OF DEFAULT; REMEDIES

SECTION 6.1.    Events of Default.........................................24
SECTION 6.2.    Acceleration of Maturity; Rescission and Annulment........25
SECTION 6.3.    Remedies..................................................26
SECTION 6.4.    Indenture Trustee Shall File Proofs of Claim..............27
SECTION 6.5.    Indenture Trustee May Enforce Claims Without
                Possession of Notes.......................................28
SECTION 6.6.    Application of Money Collected............................28
SECTION 6.7.    Limitation on Suits.......................................29
SECTION 6.8.    Unconditional Right of Noteholders to Receive
                Principal and Interest....................................30
SECTION 6.9.    Restoration of Rights and Remedies........................31

SECTION 6.10.    Rights and Remedies Cumulative...........................31
SECTION 6.11.    Delay or Omission Not Waiver.............................31
SECTION 6.12.    Control by Noteholders...................................31
SECTION 6.13.    Waiver of Events of Default..............................32
SECTION 6.14.    Undertaking for Costs....................................32
SECTION 6.15.    Waiver of Stay or Extension Laws.........................33
SECTION 6.16.    Sale of Trust Estate.....................................33

                                 ARTICLE 7.

                                THE TRUSTEE

SECTION 7.1.     Certain Duties and Responsibilities.......................35
SECTION 7.2.     Notice of Defaults or Events of Default...................36
SECTION 7.3.     Certain Rights of Indenture Trustee.......................36
SECTION 7.4.     Not Responsible for Recitals or Issuance of Notes.........37
SECTION 7.5.     May Hold Notes............................................37
SECTION 7.6.     Money Held in Trust.......................................38
SECTION 7.7.     [Reserved.]...............................................38
SECTION 7.8.     Corporate Indenture Trustee Required; Eligibility.........38
SECTION 7.9.     Resignation and Removal; Appointment of Successor.........39
SECTION 7.10.    Acceptance of Appointment by Successor....................40
SECTION 7.11.    Merger, Conversion, Consolidation or Succession to
                 Business..................................................41
SECTION 7.12.    Co-trustees and Separate Indenture Trustees...............41
SECTION 7.13.    Acceptance by Indenture Trustee...........................43
SECTION 7.14.    Preferential Collection of Claims Against Issuer..........43
SECTION 7.15.    Reports by Indenture Trustee to Noteholders...............43
SECTION 7.16.    No Proceedings............................................43

                                 ARTICLE 8.

                                 COVENANTS

SECTION 8.1.     Payment of Principal and Interest.........................44
SECTION 8.2.     Maintenance of Office or Agency; Chief Executive
                 Office....................................................44
SECTION 8.3.     Money for Payments to Noteholders to be Held in Trust.....44
SECTION 8.4.     Corporate Existence; Merger; Consolidation, etc...........45
SECTION 8.5.     Protection of Trust Estate; Further Assurances............47
SECTION 8.6.     [Reserved]................................................48
SECTION 8.7.     Performance of Obligations; Pooling and Servicing
                 Agreement.................................................48
SECTION 8.8.     Negative Covenants........................................49

SECTION 8.9.     Notice of Events of Default..............................50
SECTION 8.10.    Taxes....................................................50
SECTION 8.11.    Indemnification..........................................50
SECTION 8.12.    Commission Reports; Reports to Indenture Trustee;
                 Reports to Noteholders...................................51

                                 ARTICLE 9.

                          SUPPLEMENTAL INDENTURES

SECTION 9.1.     Supplemental Indentures Without Consent of Noteholders...52
SECTION 9.2.     Supplemental Indentures with Consent of Noteholders......52
SECTION 9.3.     Execution of Supplemental Indentures.....................53
SECTION 9.4.     Effect of Supplemental Indentures........................54
SECTION 9.5.     Reference in Notes to Supplemental Indentures............54
SECTION 9.6.     Compliance with Trust Indenture Act......................54

                                ARTICLE 10.

                         SATISFACTION AND DISCHARGE

SECTION 10.1.    Satisfaction and Discharge of Indenture..................54
SECTION 10.2.    Application of Trust Money...............................56

                                ARTICLE 11.

                               MISCELLANEOUS

SECTION 11.1.    Trust Indenture Act Controls.............................56
SECTION 11.2.    Communication by Noteholders with Other Noteholders......56
SECTION 11.3.    Officers' Certificate and Opinion of Counsel as to
                 Conditions Precedent.....................................56
SECTION 11.4.    Statements Required in Certificate or Opinion............57
SECTION 11.5.    Nonpetition..............................................57
SECTION 11.6.    ERISA Matters............................................57
SECTION 11.7.    Lessees..................................................57

                                 SCHEDULES

SCHEDULE 1        Leases

                                  EXHIBITS

EXHIBIT A         Forms of Notes and Form of Indenture Trustee's Certificate
                  of Authentication

                                  APPENDIX

APPENDIX X        Definitions

                                 INDENTURE

         This INDENTURE dated as of September 1, 1998, is between PROVIDENT EQUIPMENT LEASE TRUST 1998-A (herein called the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the "Indenture Trustee").

                          RECITALS OF THE COMPANY

         Issuer has duly authorized the issuance of $209,743,000 in aggregate principal amount of its Lease-Backed Notes, Series 1998-A, consisting of $73,303,000 aggregate principal amount of 5.28% Class A-1 Lease-Backed Notes (the "Class A-1 Notes"), $19,242,000 aggregate principal amount of 5.78% Class A-2 Lease-Backed Notes (the "Class A-2 Notes"), $90,935,000 aggregate principal amount of 5.60% Class A-3 Lease-Backed Notes (the "Class A-3 Notes"), $18,576,000 aggregate principal amount of 5.75% Class A-4 Lease-Backed Notes (the "Class A-4 Notes", together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes") and $7,687,000 aggregate principal amount of 6.20% Class B Lease-Backed Notes (the "Class B Notes", the Class A Notes and the Class B Notes are referred to collectively as the "Notes"), of substantially the tenor hereinafter set forth, and to provide therefor Issuer has duly authorized the execution and delivery of this Indenture. The Class A Notes and the Class B Notes shall be entitled to payments of interest and principal as set forth herein.

         All things necessary to make the Notes, when executed by Issuer and authenticated and delivered hereunder, the valid obligations of Issuer, and to make this Indenture a valid agreement of Issuer, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                              GRANTING CLAUSE

         Issuer hereby Grants to Indenture Trustee on the Issuance Date, for the benefit and security of the Noteholders, all of Issuer's right, title and interest in and to:

         (a) the Leases listed in Schedule 1 to the Pooling and Servicing Agreement, as such Schedule 1 is amended or supplemented from time to time, including all instruments, documents, books and other records relating thereto,

         (b) all Lease Payments, Casualty Payments, Termination Payments and other amounts not collected with respect thereto on or prior to the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease), all Payaheads relating to payments on the Leases due or becoming due after the Cut-Off Date and all Substitute Leases and all Lease Payments, Casualty Payments, Termination Payments and other amounts not collected with respect thereto prior to the effective date of their respective substitution (other than any prepayments of rent required by the terms of any Substitute Lease at or before the commencement of the Substitute Lease) and all Payaheads relating to payments on the Substitute Leases due or becoming due after the effective date of their respective substitution,

         (c) all rights of Issuer to or under any guarantees of or collateral (including all rights of Issuer in any security deposits) for the Lessee's obligations under any Lease and all UCC financing statements relating to such collateral,

         (d) all interests of Issuer in the Equipment at any time subject to any Lease, including any security interest of Issuer in the Equipment,

         (e) any proceeds with respect to the Leases from claims on insurance policies covering the Equipment or Lessees,

         (f) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys,

         (g) all rights of Issuer under the Pooling and Servicing Agreement and the Contribution Agreement, including the right of Issuer to cause Transferor and ILC to repurchase Leases under the Pooling and Servicing Agreement and Contribution Agreement, respectively; and

         (h) all proceeds of the foregoing, whether by voluntary or involuntary conversion thereof (collectively, the "Granted Assets"). Such Grant is made in trust to secure (i) the payment of all amounts due on the Class A Notes and the Class B Notes, in accordance with their terms, equally and ratably without prejudice, priority, or distinction among any of the Class A Notes and the Class B Notes, respectively, by reason of differences in time of issuance or otherwise, (ii) the payment of all other sums payable under this Indenture with respect to the Notes and (iii) compliance with the provisions of this Indenture with respect to the Notes.

         Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

                                 ARTICLE 1.

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

         SECTION 1.1. Definitions; Interpretive Provisions. (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix X to this Indenture.

         (b) The other interpretive provisions specified in Appendix X to the Indenture shall apply to this Agreement.

         (c) It is understood and agreed that all transfers of Leases made pursuant to the Contribution Agreement shall be made as contributions by ILC to the capital of Transferor. Each reference herein to any "purchase" of leases by Transferor from ILC, or "sale" of leases by ILC to Transferor or similar terms shall be deemed to refer to such capital contributions. Each reference to Leases "sold" by ILC or "purchased" by Transferor shall be deemed to refer to Leases that are contributed by ILC to the capital of Transferor. All other terms of this Indenture shall be construed in a manner consistent with the foregoing.

         SECTION 1.2.      Compliance Certificates and Opinions.
                           -------------------------------------

         Upon any written application or request (or oral application with prompt written or telecopied confirmation) by Issuer to Indenture Trustee to take any action under any provision of this Indenture, other than any request that (a) Indenture Trustee authenticate the Notes specified in such request, (b) Indenture Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) Indenture Trustee pay moneys due and payable to Issuer hereunder to the Issuer's assignee specified in such request, Indenture Trustee shall require Issuer to furnish to Indenture Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         SECTION 1.3.      Form of Documents Delivered to Indenture Trustee.
                           -------------------------------------------------

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of Issuer delivered to Indenture Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Servicer, Transferor, or the Manager as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and Indenture Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to Indenture Trustee, it is provided that Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.1(a)(ii).

         Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default or Servicer Event of Default is a condition precedent to the taking of any action by Indenture Trustee at the request or direction of Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default or Servicer Event of Default. For all purposes of this Indenture, Indenture Trustee shall not be deemed to have knowledge of any Default or Event of Default nor shall Indenture Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.1(a)) or Servicer Event of Default unless a Responsible Officer of Indenture Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by Issuer, Servicer, Transferor, or any Noteholder.

         SECTION 1.4.      Acts of Noteholders, etc.
                           -------------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to Indenture Trustee and, where it is hereby expressly required, to Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of Indenture Trustee and Issuer, if made in the manner provided in this Section 1.4.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which Indenture Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by Indenture Trustee or Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints Indenture Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section 1.4(d) shall be deemed to confer upon Indenture Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

         SECTION 1.5. Notices, etc., to Indenture Trustee, Servicer, Issuer and Rating Agencies.
                           --------------------
         Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, Indenture Trustee, Issuer or Servicer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

                  (a) if to Indenture Trustee, at the Corporate Trust Office,
         Attention: Corporate Trust Services/Asset-Backed Administration (Number for telecopy: (612) 667-3539, or at any other address previously furnished in writing to Issuer and Servicer by Indenture Trustee; or

                  (b) if to Issuer, at Provident Equipment Lease Trust 1998-A, in care of Trustee, Attention: Corporate Trust Administration (Number for telecopy: (302) 888-7544), with copies to Servicer at the address set forth in clause (c), or at any other addresses previously furnished in writing to Indenture Trustee and Servicer by Issuer; or

                  (c) if to Servicer, Information Leasing Corporation, c/o The Provident Bank, at One East Fourth Street, Cincinnati, Ohio 45202,

         Attention: Treasury Services Department (Number for telecopy: (513) 579-2233), or at any other address previously furnished in writing to Indenture Trustee and Issuer by Servicer.

                  (d) if to the Rating Agencies: to Fitch IBCA, Inc., 1 State Street Plaza, New York, New York 10004 Attn: Surveillance (Number for telecopy: (212) 514-9879) and to Moody's Investors Service, Inc.,
         99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department (Number for telecopy: (212) 553-4948.

         SECTION 1.6.      Notice to Noteholders; Waiver.
                           ------------------------------
         (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.6(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

         (c) Indenture Trustee shall have no liability to any Noteholder or Note Owner that fails to respond to any notice or request delivered by Indenture Trustee within the time period set forth in such notice or request for any action taken pursuant to the direction of the required percentage of Noteholders in accordance with the terms of this Indenture.

         SECTION 1.7.   Effect of Headings and Table of Contents.
                        -----------------------------------------
         The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.8.      Successors and Assigns.

         All covenants and agreements in this Indenture by Issuer or Indenture Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

         SECTION 1.9.      GOVERNING LAW.
                           --------------
         THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939 AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

         SECTION 1.10.     Legal Holidays.
                           ---------------
         In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid, provided that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

         SECTION 1.11.     Execution in Counterparts.
                           --------------------------
         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 1.12.     Survival of Representations and Warranties.
                           -------------------------------------------
         The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                 ARTICLE 2.

                                 THE NOTES

         SECTION 2.1.      General Provisions.
                           -------------------
         (a) The Notes shall consist of $73,303,000 principal amount of Class A-1 Notes, $19,242,000 principal amount of Class A-2 Notes, $90,935,000 principal amount of Class A-3 Notes, $18,576,000 principal amount of Class A-4 Notes and $7,687,000 principal amount of Class B Notes, and the forms thereof and of Indenture Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture.

         The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $209,743,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.3, 2.4, or
9.5. The Notes shall be issuable only in registered form and only in minimum denominations of at least $1,000 with respect to the Class A Notes and the Class B Notes; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.3 of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Class A Note and a single Class B Note with a denomination less than $1,000.

         (b) For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.3(b) or 6.6, as applicable; it being understood that unless the Notes are accelerated pursuant to Section 6.2, prior to the Stated Maturity of any class of Notes, principal payments shall be due on such class of Notes only to the extent of Available Funds available to make payments on principal of such class in accordance with the priorities set forth in Section 3.3(b). Except as otherwise provided in Section 6.2, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.1(b), except that Issuer may redeem the Notes in their entirety, without premium, as of any Payment Date on which the Discounted Present Value of the Performing Leases (after giving effect to all Principal Payments on such Payment Date) is less than or equal to five percent (5%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date. Issuer will give notice of any such redemption to each Noteholder and Indenture Trustee at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

         (c) For each Payment Date, the interest due and payable (the "Interest Payments") with respect to the Notes will be the interest that has accrued on the respective Notes since the last Payment Date or, in the case of the first Payment Date, since the Closing Date, at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate and Class B Interest Rate, respectively, applied to the then Outstanding Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, on the preceding Payment Date. Interest Payments will be made in accordance with Sections 3.3(b) and 6.6, as applicable.

         (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to the principal thereof, and finally to premium, if any.

         (e) All Class A-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-1 Notes shall be made pro rata among all Outstanding Class A-1 Notes, without preference or priority of any kind.

         (f) All Class A-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-2 Notes shall be made pro rata among all Outstanding Class A-2 Notes, without preference or priority of any kind.

         (g) All Class A-3 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-3 Notes shall be made pro rata among all Outstanding Class A-3 Notes, without preference or priority of any kind.

         (h) All Class A-4 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-4 Notes shall be made pro rata among all Outstanding Class A-4 Notes, without preference or priority of any kind.

         (i) The Class B Notes shall be subordinated to the Class A Notes to the extent set forth herein. All Class B Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B Notes shall be made pro rata among all Outstanding Class B Notes, without preference or priority of any kind.

         SECTION 2.2.      Execution, Authentication, Delivery, and Dating.
                           ------------------------------------------------
         (a) The Notes shall be manually executed on behalf of Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         (b) Any Note bearing the signature of an individual who was at the time of execution thereof an Authorized Officer of Issuer shall bind Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

         (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

         (d) The Notes may from time to time be executed by Issuer and delivered to Indenture Trustee for authentication together with an Issuer Request to Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by Indenture Trustee in accordance with such Trust Request.

         SECTION 2.3.      Transfer and Exchange.
                           ----------------------
         (a) Issuer shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as Indenture Trustee may prescribe, Issuer shall provide for the registration of Notes and of transfers of Notes. Indenture Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than Indenture Trustee is appointed by Issuer as Note Registrar, Issuer will give Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of Note Register, and Indenture Trustee shall have the right to inspect Note Register at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of Note Registrar by an executive officer thereof as to the names and addresses of Holders of Notes and the principal amounts and number of such Notes.

         (b) Subject to Section 2.3(a), upon surrender for registration of transfer of any Note at the office of Issuer designated pursuant to Section
8.2 for such purpose, Issuer shall execute and Indenture Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount. Indenture Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note.

         (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by Issuer or Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Issuer and Indenture Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

         (e) No service charge shall be made for any registration of transfer or exchange of Notes, but Issuer or Indenture Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section
9.5 not involving any transfer.

         SECTION 2.4.      Mutilated, Destroyed, Lost and Stolen Notes.
                           --------------------------------------------
         (a) If any mutilated Note is surrendered to Indenture Trustee, Issuer shall execute and Indenture Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         (b) If there shall be delivered to Issuer and Indenture Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to Issuer or Indenture Trustee that such Note has been acquired by a bona fide purchaser, Issuer shall execute and upon its request Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

         (d) Upon the issuance of any replacement Note under this Section, Issuer or Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

         (e) Every replacement Note issued pursuant to this Section 2.4 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (f) The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.5.      Book-Entry Registration of Class A Notes and Class
                           B Notes.
                           --------
         Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
Class A-4 Notes and the Class B Notes, upon original issuance, shall be issued in the form of one or more typewritten Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively,
(the "Book-Entry Class A-1 Notes," "Book-Entry Class A-2 Notes,"
"Book-Entry Class A-3 Notes," "Book-Entry Class A-4 Notes" and "Book-Entry Class B Notes", respectively) to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, Issuer. Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes , Class A-4 Notes and Class B Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Class A-1 Note Owner, Class A-2 Note Owner, Class A-3 Note Owner, Class A-4 Note Owner or Class B Note Owner will receive a definitive note representing such Note Owner's interest in the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, except as provided in Section 2.7. Unless and until Definitive Class
A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes,
Definitive Class A-4 Notes and/or Definitive Class B Notes have been issued to the applicable Note Owners pursuant to Section 2.7:

         (a) the provisions of this Section 2.5 shall be in full force and effect with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or the Class B Notes, as the case may be;

         (b) Issuer, Servicer and Indenture Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, (including the making of distributions on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and the Class B Notes, as the case may be) as the authorized representatives of the respective Note Owners;

         (c) to the extent that the provisions of this Section 2.5 conflict with any other provisions of this Indenture, the provisions of this Section
2.5 shall control; and

         (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, as the case may be, are issued pursuant to Section 2.7, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, as the case may be, to such Clearing Agency Participants.

         (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Principal Amount of the Notes (or a class of Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or class of Notes) and has delivered such instructions to Indenture Trustee.

         SECTION 2.6.      Notice to Clearing Agency.
                           --------------------------

         Whenever notice or other communication to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders, Class A-4 Noteholders or Class B Noteholders is required under this Agreement, unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes shall have been issued to the related Note Owners pursuant to
Section 2.7, Indenture Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners in accordance with its applicable rules, regulations and procedures.

         SECTION 2.7.      Definitive Class A Notes and Definitive Class B
                           Notes.
                           ------
         If (a) (i) Manager advises Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and/or the Class B Notes and (ii) Indenture Trustee or Manager is unable to locate a qualified successor, (b) Manager, at its option, advises Indenture Trustee in writing that it elects to terminate the book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and/or the Class B Notes through the Clearing Agency or (c) after the occurrence of a Servicer Event of Default, Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners, with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes evidencing not less than a majority of the aggregate unpaid Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, advise Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or the Class B Notes, respectively, through the Clearing Agency is no longer in the best interests of the Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners or Class B Note Owners, as the case may be, Indenture Trustee shall notify all Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes and Definitive Class B Notes to Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners, respectively, requesting the same. Upon surrender to Indenture Trustee of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, Issuer shall execute and Indenture Trustee shall authenticate and deliver the Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, as the case may be. Neither Manager nor Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, as the case may be, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by Indenture Trustee, to the extent applicable with respect to such Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, respectively, and Indenture Trustee shall recognize the Holders of the Definitive Class A-1 Notes as Class A-1 Noteholders, Holders of the Definitive Class A-2 Notes as Class A-2 Noteholders, Holders of the Definitive Class A-3 Notes as Class A-3 Noteholders, Holders of the Definitive Class A-4 Notes as Class A-4 Noteholders and/or the Holders of the Definitive Class B Notes as Class B Noteholders hereunder.

         SECTION 2.8.      Payment of Interest and Principal; Rights Preserved.
                           ----------------------------------------------------
         (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment
Date by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

         (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each Holder of any Note shall be deemed to agree, by its acceptance of the same, upon at least ten (10) days notice from Indenture Trustee to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

         SECTION 2.9.      Persons Deemed Owners.

         Prior to due presentment of a Note for registration of transfer, Issuer, Indenture Trustee, and any agent of Issuer or Indenture Trustee may treat the

Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither Issuer, Indenture Trustee, nor any agent of Issuer or Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.10.     Cancellation.
                           -------------
         All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than Indenture Trustee, be delivered to Indenture Trustee and shall be promptly cancelled by it. Issuer may at any time deliver to Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by Indenture Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.

         SECTION 2.11.     Noteholder Lists.
                           -----------------
         Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Section 312(a) of the Trust Indenture Act. In the event Indenture Trustee no longer serves as the Note Registrar, Issuer (or any other obligor upon the Notes) shall furnish to Indenture Trustee at least five Business Days before each interest payment date (and in all events in intervals of not more than 6 months) and at such other times as Indenture Trustee may request in writing a list in such form and as of such date as Indenture Trustee may reasonably require of the names and addresses of Noteholders, and Issuer shall otherwise comply with Section 312(a) of the Trust Indenture Act. Three or more Holders or one or more Holders of the Notes evidencing at least 25% of the Outstanding Principal Amount of the Notes may, by written request to Indenture Trustee, obtain access to the list of all Holders maintained by Indenture Trustee for the purpose of communicating with other Holders with respect to their rights under the Indenture or under the Notes. Indenture Trustee may elect not to afford the requesting Holders access to the list of Holders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Holders, to all Holders.

         SECTION 2.12.     Treasury Securities.
                           --------------------
         In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes owned by Issuer, Transferor, ILC, any other obligor upon the Notes or an Affiliate of Transferor shall be considered as though not outstanding, except that for the purposes of determining whether Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows are so owned shall be so disregarded.

                                 ARTICLE 3.

                      ACCOUNTS; INVESTMENT OF MONEYS;
               COLLECTION AND APPLICATION OF MONEYS; REPORTS

         SECTION 3.1.      Trust Accounts; Investments by Indenture Trustee.
                           -------------------------------------------------
         (a) On or before the Issuance Date, Issuer shall cause Servicer to establish in the name of Indenture Trustee for the benefit of the Noteholders and the Certificateholders, to the extent of their interests therein as provided in this Indenture, the Pooling and Servicing Agreement and the Trust Agreement, the Trust Accounts as provided in Section 6.1 of the Pooling and Servicing Agreement.

         (b) Indenture Trustee shall not have any right of set-off with respect to any Trust Account or any investment therein. So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in the Trust Account shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order or Servicer Order in one or more Eligible Investments in accordance with Section 6.1 of the Pooling and Servicing Agreement.

         (c) If either (i) Issuer or Servicer, as the case may be, shall have failed to give investment directions to Indenture Trustee by 9:30 a.m., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, Indenture Trustee shall promptly invest and reinvest the funds then in the Trust Accounts to the fullest extent practicable in the investment described in clause (d) of the definition of Eligible Investment. All investments made by Indenture Trustee shall mature no later than the maturity date therefore permitted by Section 3.1(d) unless Indenture Trustee shall have received written confirmation from each Rating Agency, that the liquidation of such Eligible Investments prior to their respective maturity dates has satisfied the Rating Agency Condition.

         (d) No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Trust Accounts shall be deposited by Indenture Trustee in such account immediately upon receipt.

         (e) If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of an Issuer Order or Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, Indenture Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

         (f) Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account, the Reserve Account, or the Residual Account resulting from losses on investments made in accordance with the provisions of this Section 3.1 and Section 6.1 of the Pooling and Servicing Agreement (but the institution serving as Indenture Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). Indenture Trustee shall not be liable for any investment made by it in accordance with this Section 3.1 and Section 6.1 of the Pooling and Servicing Agreement on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

         SECTION 3.2.      Collection of Moneys.
                           ---------------------
         Indenture Trustee shall from time to time, in accordance with instructions of Servicer, withdraw from the Collection Account and pay as instructed by the Servicer any amounts in the Collection Account which Servicer advises Indenture Trustee are Other Lease Payments or otherwise not part of the Trust Estate. Prior to such payment, Indenture Trustee shall have rights to and an interest in such amounts to the extent (but only to the extent) it is determined that such amounts actually constitute Transaction Payment Amounts.

         SECTION 3.3.      Collection Account; Payments.
                           -----------------------------
         (a) Not later than the Required Deposit Date, Available Funds will be deposited into the Collection Account as provided in Section 6.2 (c) of the Pooling and Servicing Agreement. On or before each Payment Date, Available Funds will be transferred to the Note Distribution Account as provided in Section 6.3 of the Pooling and Servicing Agreement.

         (b) Unless the Notes have been declared due and payable pursuant to Section 6.2 and moneys collected by Indenture Trustee are being applied in accordance with Section 6.6, Available Funds on deposit in the Note Distribution Account shall be distributed on each Payment Date to the extent of amount due and unpaid on the Notes in the following amounts and in following order of priority:

                  (i) concurrently: (A) to make Interest Payments on the Class A-1 Notes, (B) to make Interest Payments on the Class A-2 Notes, (C) to make Interest Payments on the Class A-3 Notes and
         (D) to make Interest Payments on the Class A-4 Notes;

                  (ii)     to make Interest Payments on the Class B Notes;

                  (iii) to make the Class A Principal Payment (i) to the Class A-1 Noteholders only, until the Outstanding Principal Amount of the Class A-1 Notes is reduced to zero, then (ii) to the Class A-2 Noteholders only, until the Outstanding Principal Amount of the Class A-2 Notes is reduced to zero, then (iii) to the Class A-3 Noteholders only, until the Outstanding Principal Amount of the Class A-3 Notes is reduced to zero, then (iv) to the Class A-4 Noteholders only, until the Outstanding Principal Amount of the Class A-4 Notes is reduced to zero;

                  (iv) to pay the Class B Principal Payment to the Class B Noteholders; and

                  (v) to pay the Additional Principal, if any, as an additional reduction of principal, first to the Class A Noteholders receiving the Class A Principal Payment as provided in clause (iii) until the Outstanding Principal Amount of the Class A Notes has been reduced to zero, second to the Class B Noteholders as an additional reduction of principal until the Outstanding Principal Amount of the Class B Notes has been reduced to zero.

         SECTION 3.4.      Reports by Indenture Trustee; Notices of Certain
                           Payments.
                           ---------
         (a) Indenture Trustee shall within two Business Days after the request of Issuer, Servicer or any Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Collection Account, the Reserve Account, and the Residual Account and identifying the investments included therein.

         (b) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of the Monthly Status Report from Servicer pursuant to Section 4.8 of the Pooling and Servicing Agreement, Indenture Trustee shall mail to Transferor, each Rating Agency and Servicer and make available to each Noteholder the following information as provided in the Monthly Status Report:

                  (i) the principal amount of all Outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, and of the Outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes respectively, held by each Noteholder on the Record Date with respect to such Payment Date;

                  (ii) the amount of Interest Payments and payments in reduction of principal paid on such Payment Date with respect to all Class A-1 Notes,

         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, and with respect to the Notes held by each Noteholder;

                  (iii) the amount of the Servicing Fee and unreimbursed Servicer Advances paid on such Payment Date pursuant to Section 6.3(b)(i) of the Pooling and Servicing Agreement;

                  (iv) the Available Residual Amount and the Utilized Residual Amounts as of the date of the most recent Monthly Status Report delivered pursuant to Section 4.8 of the Pooling and Servicing Agreement;

                  (v) the amounts, if any, paid to Servicer or Transferor pursuant to Section 6.3(b)(xi) of the Pooling and Servicing Agreement; and

                  (vi) the amount on deposit in the Collection Account, the Reserve Account and the Residual Account, in each case after giving effect to all of the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.2 and 3.3

         With each report of Indenture Trustee furnished pursuant to this
Section 3.4(b) following any Payment Date, Indenture Trustee shall enclose a copy of the Servicing Report and the report required to be furnished to Indenture Trustee by Servicer following such Payment Date pursuant to
Section 4.8 of the Pooling and Servicing Agreement or, if such reports have not been received, a statement to such effect.

         SECTION 3.5. Indenture Trustee May Rely on Certain Information from Servicer.

         Pursuant to the Pooling and Servicing Agreement and Section 3.2 hereof, Servicer is required to furnish to Indenture Trustee from time to time certain information and make various calculations which are relevant to the performance of Indenture Trustee's duties in Article Three and in Article Four of this Indenture. Indenture Trustee shall be entitled to rely in good faith on such information or calculations, and any information or calculations provided in any other report or document delivered to Indenture Trustee in accordance with the requirements of the Basic Documents, in the performance of its duties hereunder (i) unless and until a Responsible Officer of Indenture Trustee has actual knowledge, or is advised by any Noteholder (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations or reports is or are incorrect, or (ii) unless there is a manifest error in any such information or reports. Additionally, Indenture Trustee shall have no obligation to recalculate or independently verify any information in any report referred to in the preceding sentence.

                                 ARTICLE 4.

                           RELEASE OF COLLATERAL

         SECTION 4.1.      Release of Collateral.
                           ----------------------
         (a) Except as otherwise provided below in this Article IV, the Indenture Trustee shall release property from the Lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with Trust Indenture Act ss.ss.314(c) and 314(d)(l), or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

         (b) Subject to the satisfaction of the provisions of Sections 4.2 and 4.4, Indenture Trustee shall release Equipment from the Lien of the Indenture upon the occurrence of any of the following events: (a) the sale of such Equipment pursuant to Section 3.3(b) of the Pooling and Servicing Agreement (unless retained by Issuer for re-leasing), (b) the expiration of the related Lease upon the payment of the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof subject to the Residual Amount Cap, (c) the repurchase of the related Lease in accordance with the provisions of Section 4 of the Pooling and Servicing Agreement and upon the substitution of a Substitute Lease in accordance with the provisions of Section 9 of the Pooling and Servicing Agreement. The proceeds of any such sale, repurchase or releasing shall be deposited in the Collection Account for disposition under this Indenture.

         SECTION 4.2.      Release of Leases Upon Final Lease Payment.
                           -------------------------------------------
         Subject to the satisfaction of the provisions of Section 4.4, if Indenture Trustee shall have received notice (either in writing or orally with prompt written or telecopied confirmation) from Servicer that Indenture Trustee has received from amounts paid by the Lessee, from the Lease Repurchase Amount or from the proceeds of the Equipment subject to any Lease (i) the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof, (ii) a Termination Payment in respect of such Lease, and the deposit of any Residual Realization in respect thereof, (iii) a Casualty Payment under such Lease (and, following such final Lease Payment, Casualty Payment or Termination Payment, no further payments on or in respect of such Lease are or will be due and payable), or (iv) the full amount of any Non-Performing Lease Pay-Through Amount with respect to such Lease, such Lease shall be released from the lien of this Indenture.

         SECTION 4.3.      Execution of Documents.
                           -----------------------
         Indenture Trustee shall promptly execute and deliver such documents, including without limitation partial releases and termination statements (which shall be furnished to Indenture Trustee by the Servicer), and take such other actions as Issuer, by Issuer Request, may reasonably request (including the return of any Lease which has been released) to fully effectuate the release from this Indenture of any Lease and interests in the related Equipment required to be so released pursuant to Sections
4.1 or 4.2.

         SECTION 4.4.      Officer's Certificates.
                           -----------------------
         The Issuer may, without compliance with the requirements of
Section 4.1(a): (A) take all of the actions described in Sections 4.1(b) and 4.2; (B) collect, liquidate, sell or otherwise dispose of Leases and Equipment as and to the extent permitted or required by the Pooling and Servicing Agreement and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Pooling and Servicing Agreement, this Indenture and the Trust Agreement so long as the Manager, on behalf of the Issuer, shall deliver to the Indenture Trustee every six months, commencing April 30, 1999, an Officers' Certificate of the Issuer stating that all such dispositions of Granted Assets that occurred since the execution of the previous such Officers' Certificate (or for the first such Officers' Certificate, since the Closing Date) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Pooling and Servicing Agreement, this Indenture and the Trust Agreement.

                                 ARTICLE 5.

              SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

         SECTION 5.1.      Servicer Events of Default.
                           ---------------------------
         If a Servicer Event of Default shall have occurred and be continuing, Indenture Trustee shall, upon the written request of the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of the Notes, give notice in writing to Servicer of the termination of all of the rights and obligations of Servicer under the Pooling and Servicing Agreement. On and after the giving of such written notice, all rights and obligations of Servicer under the Pooling and Servicing Agreement, including, Servicer's right thereunder to receive the Servicing Fee and the Supplemental Servicing Fee, shall pass to, be vested in, and be assumed by Indenture Trustee, and Indenture Trustee shall be authorized to, and shall, execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and of such passing, vesting, and assumption; provided that in performing the duties of Servicer under the Pooling and Servicing Agreement Indenture Trustee shall at all times be deemed to be acting as Indenture Trustee hereunder and shall be entitled to the full benefit of all the protections, benefits, immunities and indemnities provided in this Indenture for or with respect to Indenture Trustee, including those set forth in Article Seven.

         SECTION 5.2.      Substitute Servicer.
                           --------------------
         Notwithstanding the provisions of Section 5.1, Indenture Trustee may, if it shall be unwilling to continue to act as the successor to Servicer in accordance with Section 5.1, or shall, if it is unable to continue to so act or is so instructed in writing by the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of the Notes, appoint a successor to Servicer in accordance with the provisions of
Section 8.3 of the Pooling and Servicing Agreement.

                                 ARTICLE 6.

                        EVENTS OF DEFAULT; REMEDIES

         SECTION 6.1.      Events of Default.
                           ------------------
         "Event of Default," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in making of Principal Payments or Interest Payments when such become due and payable;

         (b) default in the performance, or breach, of any covenant of Issuer in this Indenture, and continuance of such default or breach for a period of 30 days after the earliest of (i) any officer of Issuer first acquiring knowledge thereof, (ii) Indenture Trustee's giving written notice thereof to Issuer or (iii) the Holders of Notes evidencing at least 25% of the then Outstanding Principal Amount of the Notes giving written notice thereof to Issuer and Indenture Trustee;

         (c) if any representation or warranty of Issuer made in this Indenture or any other writing provided to the Holders of the Notes shall prove to be incorrect in any material respect as of the time when the same shall have been made; and continuance of such default or breach for a period of 30 days after the earliest of (i) any officer of Issuer first acquiring knowledge thereof, (ii) Indenture Trustee's giving written notice thereof to Issuer or (iii) the Holders of Notes evidencing at least 25% of the then Outstanding Principal Amount of the Notes giving written notice thereof to Issuer and Indenture Trustee;

         (d) the entry by a court having jurisdiction in the premises of
(i) a decree or order for relief in respect of Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (e) the commencement by Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or Issuer's failure to pay its debts generally as they become due, or the taking of corporate action by Issuer in furtherance of any such action.

         SECTION 6.2.      Acceleration of Maturity; Rescission and Annulment.
                           ---------------------------------------------------
         (a) If an Event of Default of the kind specified in Section 6.1(d) or Section 6.1(e) occurs, the unpaid principal amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by Issuer. If an Event of Default (other than an Event of Default of the kind described in Section 6.1(d) and Section 6.1(e)) occurs and is continuing, then and in every such case Indenture Trustee may and shall, if so directed by the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of Notes, declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to Issuer (and to Indenture Trustee if given by Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Issuer.

         (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by Indenture Trustee as hereinafter in this Article provided, the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of Notes, by written notice to Issuer and Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) Issuer has paid or deposited with Indenture Trustee a sum sufficient to pay:

                           (A) all Principal Payments on any Notes which
                  have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate Note Interest Rate,

                           (B) all Interest Payments due with respect to
                  any Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

                           (C) all sums paid or advanced by Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of Indenture Trustee, its agents and counsel; and

                  (ii) all Events of Default, other than the non-payment of the Outstanding Principal Amount of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

         SECTION 6.3.      Remedies.
                           ---------
         (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, Indenture Trustee shall immediately give notice to each Noteholder as set forth in Section 7.2 and shall solicit the Noteholders for advice. Indenture Trustee shall then take such action as so directed by the Holders of Notes evidencing at least 662/3% of the then Outstanding Notes.

12312134.1 100298 1317C 98438757

         (b) Following any acceleration of the Notes, Indenture Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the UCC or other applicable law. Such rights, powers and remedies may be exercised by Indenture Trustee in its own name as trustee of an express trust.

         (c) If an Event of Default specified in Section 6.1(a) occurs and is continuing, Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against Issuer for the whole amount of principal and interest remaining unpaid.

         (d) In exercising its rights and obligations under this Section 6.3, Indenture Trustee may sell the Trust Estate; provided that if the Event of Default involves other than non-payment for five days or more of principal or interest on the Notes, Indenture Trustee may not sell the Trust Estate unless: (A) all the Noteholders consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and Indenture Trustee obtains the consent of Holders of Notes evidencing at least 662/3% of the Outstanding Principal Amount of the Notes.

         SECTION 6.4.      Indenture Trustee Shall File Proofs of Claim.
                           ---------------------------------------------
         (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to Issuer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of Issuer or of such other obligor or their creditors, Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether Indenture Trustee shall have made any demand on Issuer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

                  (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to Indenture Trustee and, in the event that Indenture Trustee shall consent to the making of such payments directly to the Noteholders to pay to Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of Indenture Trustee, its agents and counsel, and any other amounts due Indenture Trustee under Section 7.7.

         (b) Nothing herein contained shall be deemed to authorize Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

         SECTION 6.5. Indenture Trustee May Enforce Claims Without Possession of Notes.
                           ---------------------
         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

         SECTION 6.6.      Application of Money Collected.
                           -------------------------------
         Any money collected by Indenture Trustee pursuant to this Article, and any moneys that may then be held or thereafter received by Indenture Trustee shall be applied in the following order, at the date or dates fixed by Indenture Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

                  first: to the payment of all costs and expenses of collection incurred by Indenture Trustee and the Noteholders (including the reasonable fees and expenses of any counsel to Indenture Trustee and the Noteholders);

                  second: if the person then acting as Servicer under the Pooling and Servicing Agreement is not ILC or an Affiliate of ILC, to the payment of all Servicer's Fees then due to such person;

                  third: first, pro-rata to the payment of all accrued and unpaid interest on the Outstanding Principal Amount of the Class A-1 Notes, the Outstanding Principal Amount of the Class A-2 Notes, the Outstanding Principal Amount of the Class A-3 Notes, and the Outstanding Principal Amount of the Class A-4 Notes, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate, Class A-3 Note Interest Rate and Class A-4 Note Interest Rate, respectively, second, to the payment of all accrued and unpaid interest on the Outstanding Principal Amount of the Class B Notes to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class B Note Interest Rate, third, to the payment of all accrued and unpaid interest on the Certificate Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Certificate Rate, fourth, to the payment of the Outstanding Principal Amount of the Class A-1 Notes, fifth, to the payment of the Outstanding Principal Amount of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, pro rata, sixth, to the payment of the Outstanding Principal Amount of the Class B Notes, and seventh, to the payment of the Certificate Balance; provided, that the Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Noteholder;

                  fourth: to the payment of amounts then due Indenture Trustee hereunder and the Trustee under the Trust Agreement;

                  fifth: if the person then acting as Servicer is ILC or an Affiliate of ILC, to the payment of all Servicer's Fees then due to such Person; and

                  sixth: to the payment of the remainder, if any, to Transferor or any other Person legally entitled thereto.

         SECTION 6.7.      Limitation on Suits.
                           --------------------
         None of the Noteholders shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Noteholder has previously given written notice to Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the then Outstanding Principal Amount of the Notes shall have made written request to Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Noteholder or Noteholders have offered to Indenture Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to Indenture Trustee during such 60-day period by the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders. Nothing in this Section 6.7 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Indenture Trustee pursuant to Section 7.9(h) hereof.

         SECTION 6.8. Unconditional Right of Noteholders to Receive Principal and Interest.
-----------------------
         Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of Trust Estate, the Holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Maturities for such payments, including the Stated Maturity, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

         SECTION 6.9.      Restoration of Rights and Remedies.
                           -----------------------------------
         If Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, Issuer, Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of Indenture Trustee and the Noteholders continue as though no such proceeding had been instituted.

         SECTION 6.10.     Rights and Remedies Cumulative.
                           -------------------------------
         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.4(f), no right or remedy herein conferred upon or reserved to Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.11.     Delay or Omission Not Waiver.
                           -----------------------------
         No delay or omission of Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 6.12.     Control by Noteholders.
                           -----------------------
         Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.1(a)(i) and (ii) have been satisfied in full, the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to Indenture Trustee or exercising any trust or power conferred on Indenture Trustee. Notwithstanding the foregoing,

                  (i) no such direction shall be in conflict with any rule of law or with this Indenture;

                  (ii) Indenture Trustee shall not be required to follow any such direction which Indenture Trustee reasonably believes might result in any personal liability on the part of Indenture Trustee for which Indenture Trustee is not adequately indemnified; and

                  (iii) Indenture Trustee may take any other action deemed proper by Indenture Trustee which is not inconsistent with any such direction; provided that Indenture Trustee shall give notice of any such action to each Noteholder.

         SECTION 6.13.     Waiver of Events of Default.
                           ----------------------------
         (a) The Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of the Notes may, by one or more instruments in writing, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

                  (i) in respect of the payment of the principal of or premium or interest on any Note (which may only be waived by the Holder of such Note), or

                  (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected (which only may be waived by the Holders of all Outstanding Notes affected).

           (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by Issuer to Indenture Trustee. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         SECTION 6.14.     Undertaking for Costs.
                           ----------------------
         All parties to this Indenture agree (and each Holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturities for such payments, including the Stated Maturity as applicable.

         SECTION 6.15.     Waiver of Stay or Extension Laws.
                           ---------------------------------
         Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 6.16.     Sale of Trust Estate.
                           ---------------------
         (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.3 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes shall have been paid. Indenture Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Trust Estate, Indenture Trustee shall have provided each Noteholder with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

         (b) To the extent permitted by applicable law, Indenture Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

                  (i) until such time as the conditions specified in Sections 10.1(a)(i) and (ii) have been satisfied in full, the Holders of Notes evidencing at least 662/3% of the then Outstanding Principal Amount of each Class of the Notes voting separately consent to or direct Indenture Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of all amounts due to Indenture Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with Section 6.6 on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of Indenture Trustee to purchase all or any portion of the Trust Estate at a private sale.

         (c) In connection with a sale of all or any portion of Trust
Estate:

                  (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

                  (ii) Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of Trust Estate in connection with a sale thereof;

                  (iii) Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and

                  (iv) no purchaser or transferee at such a sale shall be bound to ascertain Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

         (e) The provisions of this Section 6.16 shall not be construed to restrict the ability of Indenture Trustee to exercise any rights and powers against Issuer or the Trust Estate that are vested in Indenture Trustee by this Indenture, including, without limitation, the power of Indenture Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

                                 ARTICLE 7.

                                THE TRUSTEE

         SECTION 7.1.      Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default known to Indenture Trustee,

                  (i) Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to Indenture Trustee, Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of Indenture Trustee, Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved, subject to Section 7.3(f), that Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 6.12 relating to the time, method, and place of conducting any proceeding for any remedy available to Indenture Trustee, or exercising any trust or power conferred upon Indenture Trustee, under this Indenture; and

                  (iv) no provision of this Indenture shall require Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to Indenture Trustee shall be subject to the provisions of this Section.

         SECTION 7.2.      Notice of Defaults or Events of Default.
                           ----------------------------------------
         Within two Business Days after a Responsible Officer obtaining knowledge of the occurrence of any Default or Event of Default hereunder, Indenture Trustee shall transmit, by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, Servicer, Transferor, and the Rating Agencies notice of such Default or Event of Default hereunder known to Indenture Trustee, unless such Default or Event of Default shall have been cured or waived.

         SECTION 7.3.      Certain Rights of Indenture Trustee.
                           ------------------------------------
         Subject to the provisions of Section 7.1:

         (a) Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any action of Issuer may be sufficiently evidenced by an Issuer Order;

         (c) whenever in the administration of this Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) Indenture Trustee may consult with counsel as to legal matters and the written advice of any such counsel selected by Indenture Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Issuer, personally or by agent or attorney; and

         (g) Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 7.4.      Not Responsible for Recitals or Issuance of Notes.
                           --------------------------------------------------
         The recitals contained herein and in the Notes, except Indenture Trustee's certificates of authentication, shall be taken as the statements of Issuer, and Indenture Trustee assumes no responsibility for their correctness. Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. Indenture Trustee shall not be accountable for the use or application by Issuer of the proceeds of the Notes.

         SECTION 7.5.      May Hold Notes.
                           ---------------
         Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with Issuer with the same rights it would have if it were not Indenture Trustee.

         SECTION 7.6.      Money Held in Trust.
                           --------------------
         Money and investments held by Indenture Trustee shall be held in trust in one or more trust accounts hereunder, but need not be segregated from other funds except to the extent required by law.

         SECTION 7.7.      [Reserved.]

         SECTION 7.8.      Corporate Indenture Trustee Required; Eligibility.
                           --------------------------------------------------
         There shall at all times be an Indenture Trustee hereunder which shall (a) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers;
(b) have a combined capital and surplus of at least $100,000,000; (c) be subject to supervision or examination by federal or state authority; and
(d) at the time of appointment, shall have long-term debt obligations (or, if Indenture Trustee does not have outstanding long-term debt obligations and is a subsidiary of a holding company, which holding company shall have long-term obligations) having a credit rating of at least "Baa3" from Moody's and "BBB-" from Fitch IBCA.

         If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         This Indenture shall always have a Indenture Trustee who satisfies the requirements of Section 310(a)(1) of Trust Indenture Act. Indenture Trustee is subject to the provisions of Section 310(b) of Trust Indenture Act regarding disqualification of a trustee upon acquiring any conflicting interest.

         If a default occurs under this Indenture, and Indenture Trustee is deemed to have a conflicting interest as a result of acting as trustee for both the Class A Notes and the Class B Notes, a successor Indenture Trustee shall be appointed for one or both of such Classes, so that there will be separate Indenture Trustees for the Class A Notes and the Class B Notes. No such event shall alter the voting rights of the Class A Noteholders or Class B Noteholders under this Indenture. However, so long as any amounts remain unpaid with respect to the Class A Notes, only Indenture Trustee for the Class A Noteholders will have the right to exercise remedies under this Indenture (but subject to the express provisions of Section 6.2 and to the right of the Class B Noteholders to receive their share of any proceeds of enforcement, subject to the subordination of the Class B Notes to the Class A Notes as described herein). Upon repayment of the Class A Notes in full, all rights to exercise remedies under the Indenture will transfer to Indenture Trustee for the Class B Notes.

         In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes, the Issuer, retiring Indenture Trustee and successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, successor Indenture Trustee all the rights, powers, trusts and duties of retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of retiring Indenture Trustee with respect to the Notes of each Class as to which retiring Indenture Trustee is not retiring shall continue to be vested in retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees as co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

         SECTION 7.9.      Resignation and Removal; Appointment of Successor.
                           --------------------------------------------------
         (a) No resignation or removal of Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.10.

         (b) Indenture Trustee may resign at any time by giving written notice thereof to Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to Noteholders at their addresses appearing on the Note Register.

         (c) Indenture Trustee may be removed at any time by Act of the Holders of Notes evidencing not less than a majority of the then
Outstanding Principal Amount of the Notes, delivered to Indenture Trustee and Issuer.

         (d) If Indenture Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause,

Issuer, with the consent of the Holders of Notes evidencing at least 662/3% of the Outstanding Principal Amount of the Notes, by an act of Issuer, shall promptly appoint a successor Indenture Trustee.

         (e) If no successor Indenture Trustee shall have been so appointed by Issuer or the Noteholders as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, Indenture Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (f) Issuer shall give notice of each resignation and each removal of Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and each Rating Agency. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         (g) Issuer may remove Indenture Trustee if Indenture Trustee fails to comply with Section 7.8 of this Indenture.

         (h) If Indenture Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with
Section 310(b) of the Trust Indenture Act, such Noteholder may petition any court of competent jurisdiction, for the removal of Indenture Trustee and the appointment of a successor Indenture Trustee.

         SECTION 7.10.     Acceptance of Appointment by Successor.
                           ---------------------------------------
         (a) Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on request of Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges and expenses, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         (b) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

         SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business.
                           ---------
         Any Person into which Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Indenture Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of Indenture Trustee, shall be the successor of Indenture Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by Indenture
Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes. Indenture Trustee shall provide prompt written notice to each Rating Agency of any event referenced in this Section 7.11.

         SECTION 7.12.     Co-trustees and Separate Indenture Trustees.
                           --------------------------------------------
         (a) At any time or times, if Issuer, Indenture Trustee or any Noteholder determines that it is necessary for the purpose of meeting the legal requirements of any jurisdiction in which any of Trust Estate may at the time be located, Issuer and Indenture Trustee shall have power to appoint, and, upon the written request of Indenture Trustee or the Holders of Notes evidencing at least a majority of the then Outstanding Principal Amount of the Notes, Issuer shall for such purpose join with Indenture Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by Indenture Trustee either to act as co-trustee, jointly with Indenture Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Indenture Trustee, or the Holders of Notes evidencing a majority of the then Outstanding Principal Amount of the Notes, alone shall have power to make such appointment.

         (b) Should any written instrument from Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Issuer.

         (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, Indenture Trustee hereunder, shall be exercised, solely by Indenture Trustee.

                  (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by Indenture Trustee or by Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (iii) Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of Issuer evidenced by a Trust Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of Issuer. Upon the written request of Indenture Trustee, Issuer shall join with Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of Indenture Trustee or any other such trustee hereunder and Indenture Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected by Indenture Trustee with due care or appointed in accordance with directions to Indenture Trustee pursuant to Section 6.12.

                  (v) Any Act of Noteholders delivered to Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 7.13.     Acceptance by Indenture Trustee.
                           --------------------------------
         Indenture Trustee hereby acknowledges the conveyance of the Granted Assets and the receipt of the Leases and the other Granted Assets granted by Issuer hereunder and declares that Indenture Trustee, through a custodian, will hold such Leases and other Granted Assets conveyed by Issuer in trust, for the use and benefit of all Noteholders subject to the terms and provisions hereof.

         SECTION 7.14.     Preferential Collection of Claims Against Issuer.
                           -------------------------------------------------
         Indenture Trustee is subject to Trust Indenture Act Section
311(a), excluding any creditor relationship listed in Trust Indenture Act
Section 311(b). A Indenture Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

         SECTION 7.15.     Reports by Indenture Trustee to Noteholders.
                           --------------------------------------------
         To the extent required by the Trust Indenture Act, within 60 days after each May 15, following the date of this Indenture, Indenture Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a), if such a report is required pursuant to Trust Indenture Act Section 313(a), except with respect to Section 313(a)(6) of the Trust Indenture Act and transactions described in Section 4.4. Indenture Trustee also shall comply with Trust Indenture Act Section 313(b). Indenture Trustee shall also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

         A copy of each such report required under Trust Indenture Act
Section 313 shall, at the time of such transmission to Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. Issuer or any other obligor upon the Notes shall notify Indenture Trustee if the Notes become listed on any stock exchange or market trading system.

         SECTION 7.16.     No Proceedings.
                           ---------------
         Indenture Trustee hereby agrees that it will not, with respect to its fees and expenses, directly or indirectly institute, or cause to be instituted, against Issuer or Transferor any proceeding of the type referred to in Section 6.1(e) or (f) so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

                                 ARTICLE 8.

                                 COVENANTS

         SECTION 8.1.      Payment of Principal and Interest.
                           ----------------------------------
         Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

         SECTION 8.2.      Maintenance of Office or Agency; Chief Executive
                           Office.
                           -------
                  Issuer will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon Issuer in respect of the Notes and this Indenture may be served. Issuer hereby appoints Indenture Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 8.3.      Money for Payments to Noteholders to be Held in
                           Trust.
                           -------
         (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section 3.3(b) or Section 6.6 shall be made on behalf of Issuer by Indenture Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to Issuer under any circumstances except as provided in this Section 8.3 or in Section 3.3(b) or Section 6.6.

         (b) In making payments hereunder, Indenture Trustee will:

                  (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders, first to the Class A Noteholders on a pro rata basis and then to the Class B Noteholders on a pro rata basis basis in accordance with the information known to Indenture Trustee;

                  (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

                  (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         Whenever Issuer shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is Indenture Trustee) Issuer will promptly notify Indenture Trustee of its action or failure so to act.

         Issuer will cause each Paying Agent other than Indenture Trustee to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and

                  (2) give Indenture Trustee notice of any default by Issuer (or any other obligor upon the Securities) in the making of any payment of principal or interest.

(c) Except as required by applicable law, any money held by Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to Issuer for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of Indenture Trustee with respect to such trust money shall thereupon cease.

         SECTION 8.4.      Corporate Existence; Merger; Consolidation, etc.
                           ------------------------------------------------
         (a) Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of the State of New York, and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes or any of the Leases.

         (b) Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in form satisfactory to Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to Issuer, any Noteholder or any Certificateholder;

                  (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

                  (vi) Issuer shall have delivered to Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (c) Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of Issuer the conveyance or transfer of which is hereby restricted shall: (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in form satisfactory to Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to Issuer, any Noteholder or any Certificateholder;

                  (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

                  (vi) Issuer shall have delivered to Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         SECTION 8.5.      Protection of Trust Estate; Further Assurances.
                           -----------------------------------------------
         Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

                  (i)  Grant more effectively all or any portion of Trust
         Estate;

                  (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

                  (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of Indenture Trustee in each of the Leases, in the Equipment and all other property included in Trust Estate; provided, that Issuer shall not be required to file Financing Statements with respect to the interests in the Equipment in addition to those contemplated by Section 4.3(d) of the Pooling and Servicing Agreement;

                 (iv) enforce or cause Servicer to enforce any of the Leases; or

                  (v) preserve and defend title to the Leases (including the right to receive all payments due or to become due thereunder), the interests in the Equipment, or other property included in Trust Estate and preserve and defend the rights of Indenture Trustee and the Noteholders in such Leases (including the right to receive all payments due or to become due thereunder), interests in the Equipment and other property against the claims of all Persons and parties.

Issuer, upon Issuer's failure to do so, hereby designates Indenture Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.5; provided, that such designation shall not be deemed to create a duty in Indenture Trustee to monitor the compliance of Issuer with the foregoing covenants; and provided, further, that the duty of Indenture Trustee to execute any instrument required pursuant to this Section 8.5 shall arise only if a Responsible Officer of Indenture Trustee has actual knowledge of any failure of Issuer to comply with the provisions of this Section 8.5.

         SECTION 8.6.      [Reserved].
                           -----------
         SECTION 8.7.      Performance of Obligations; Pooling and Servicing
                           Agreement.
                           ----------
         (a) Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Notes and the Trust Agreement.

         (b) Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Lease or any other instrument included in Trust Estate, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Lease or such other instrument, except as expressly provided in this Indenture or the Pooling and Servicing Agreement.

         (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Pooling and Servicing Agreement, Issuer shall promptly notify Indenture Trustee and the Noteholders thereof, and shall specify in such notice the action, if any, Issuers taking in respect of such default. Except as otherwise provided therein, Issuer may not waive any default under or amend the Pooling and Servicing Agreement.

         SECTION 8.8.      Negative Covenants.
                           -------------------
         Issuer will not:

         (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture, the Pooling and Servicing Agreement, and the Trust Agreement;

         (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

         (c) engage in any business or activity other than in connection with, or relating to the ownership of, the Leases and the interests in the Equipment, the issuance of the Notes, and the specific transactions contemplated hereby;

         (d) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, the registration statement filed with respect to the Class A Notes and Class B Notes (and any registration statement for similar securities), and the Pooling and Servicing Agreement;

         (e) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

         (f) (i) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (iii) subject to Section 3.1(c) of the Pooling and Servicing Agreement, permit the lien of this Indenture not to constitute a valid first priority security interest in Trust Estate; or

         (g) Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         (h) So long as any Notes are Outstanding, Issuer shall not remove the Manager without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         (i) Issuer shall not, directly or indirectly: (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to Trustee or any owner of a beneficial interest in Issuer or otherwise with respect to any ownership or equity interest or security in or of Issuer or to Servicer or Manager, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that Issuer may make, or cause to be made, distributions to Servicer, Trustee, Noteholders, Certificateholders and Manager as contemplated by, and to the extent funds are available for such purpose under, the Pooling and Servicing Agreement. Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

         SECTION 8.9.      Notice of Events of Default.
                           ----------------------------
         Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of Servicer or Transferor of its obligations under the Pooling and Servicing Agreement and each default on the part of ILC of its obligations under the Contribution Agreement.

         SECTION 8.10.     Taxes.
                           ------
         Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of Trust Estate.

         SECTION 8.11.     Indemnification.
                           ----------------
         Issuer agrees to indemnify and hold harmless Indenture Trustee and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Pooling and Servicing Agreement, including without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that, all amounts payable pursuant to this Section 8.11 shall be fully subordinated to amounts payable under the Notes, shall be without recourse to Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid.

         SECTION 8.12. Commission Reports; Reports to Indenture Trustee; Reports to Noteholders.
                           -----------------------
Issuer shall:

         (a) file with Indenture Trustee, within 15 days after Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by rules and regulations of the Commission); or, if Issuers not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then Issuer will file with Indenture Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

         (b) file with Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by Issuer with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Sections 11.3 and 11.4 hereof, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

         (c) furnish to Indenture Trustee for distribution to the Noteholders, as the names and addresses of such Noteholders appear in the Note Register, in the manner and to the extent provided in Section 7.15 hereof, such summaries of any information, documents and reports required to be filed with Indenture Trustee pursuant to the provisions of Subsections (a) and (b) of this Section 8.12 as may be required to be provided to such Noteholders by the rules and regulations of the Commission under the provisions of the Trust Indenture Act.

                                 ARTICLE 9.

                          SUPPLEMENTAL INDENTURES

         SECTION 9.1.      Supplemental Indentures Without Consent of
                           Noteholders.
                           ------------
         (a) Without the consent of any Noteholders, Issuer, by a Trust Order, and Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to Indenture Trustee, for any of the following purposes:

                  (i) to add to the covenants of Issuer for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Trust;

                  (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

                  (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto Indenture Trustee any property subject or required to be subjected to the lien of this Indenture;

provided such action pursuant to this Section 9.1(a) shall not adversely affect the interests of the Noteholders in any respect. Additionally, Issuer, by Trust Order, and Indenture Trustee, without the consent of any Noteholders, may execute a Supplemental Indenture to conform the Indenture to the description thereof and of the Notes and Certificates contained in the Prospectus.

         (b) Indenture Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.1(a).

         SECTION 9.2.      Supplemental Indentures with Consent of
                           Noteholders.
                           ------------
         (a) With the consent of the Holders of Notes evidencing not less than 662/3% of the then Outstanding Principal Amount of the Notes and by Act of said Noteholders delivered to Issuer and Indenture Trustee, Issuer, by a Trust Order, and Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                  (i) change the Stated Maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

                  (ii) reduce the percentage of the Outstanding Principal Amount of the Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any Act of Noteholders;

                  (iii) modify any of the provisions of this Section or
         Section 6.13 except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                  (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of Trust Estate or, except as provided in Sections 4.1 or 4.2, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture.

         (b) Indenture Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.2(a).

         SECTION 9.3.      Execution of Supplemental Indentures.
                           -------------------------------------
         In executing any supplemental indenture (a) pursuant to Section
9.1 or (b) pursuant to Section 9.2 without the consent of each Holder of the Notes to the execution of the same, Indenture Trustee shall be entitled to receive, and (subject to Section 7.1) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects Indenture Trustee's own rights, duties, projections, or immunities under this Indenture or otherwise.

         SECTION 9.4.      Effect of Supplemental Indentures.
                           -----------------------------------
         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.5.      Reference in Notes to Supplemental Indentures.
                           ----------------------------------------------
         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by Indenture Trustee, bear a notation in form approved by Indenture Trustee as to any matter provided for in such supplemental indenture. If Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and Issuer, to any such supplemental indenture may be prepared and executed by Issuer and authenticated and delivered by Indenture Trustee in exchange for Outstanding Notes.

         SECTION 9.6.      Compliance with Trust Indenture Act.
                           ------------------------------------
         Every amendment, supplement or waiver to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

                                ARTICLE 10.

                         SATISFACTION AND DISCHARGE

         SECTION 10.1.     Satisfaction and Discharge of Indenture.
                           ----------------------------------------
         (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and Indenture Trustee, on demand of and at the expense of Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (i)      100 days shall have elapsed since either

                           (A) all Notes theretofore authenticated and
                  delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.4 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by Issuer and thereafter repaid to Issuer or discharged from such trust, as provided in Section 8.3(c)) have been delivered to Indenture Trustee for cancellation; or

                           (B) the final installments of principal on all
                  such Notes not theretofore delivered to Indenture Trustee for cancellation

                               (1)     have become due and payable, or

                               (2)     will become due and payable at their
                           Stated Maturity, as applicable, within one year,

                  and Issuer has irrevocably deposited or caused to be deposited with Indenture Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Indenture Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

                  (ii) Issuer has paid or caused to be paid all other sums payable hereunder by Issuer for the benefit of the Noteholders; and

                  (iii) Issuer has delivered to Indenture Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, Indenture Trustee shall deliver to Issuer or, upon Issuer Order, its assignee, all cash, securities and other property held by it as part of Trust Estate other than funds deposited with Indenture Trustee pursuant to Section 10.1(a)(i)(B), for the payment and discharge of the Notes.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Issuer to Indenture Trustee under Sections
7.7 and 8.11, and, if money shall have been deposited with Indenture Trustee pursuant to Section 10.1(a)(i)(B), the obligations of Indenture Trustee under Section 10.2 and Section 8.3(c) shall survive.

         (c) Indenture Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article 10.

         SECTION 10.2.     Application of Trust Money.

         Subject to the provisions of Section 8.3(c), all money deposited with Indenture Trustee pursuant to Sections 10.1 and 8.3 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with Indenture Trustee.

                                ARTICLE 11.

                               MISCELLANEOUS

         SECTION 11.1.     Trust Indenture Act Controls.
                           -----------------------------
         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(a), the duties imposed by Section 318(a) shall control.

         SECTION 11.2.     Communication by Noteholders with Other
                           Noteholders.
                           ------------
         Noteholders may communicate, pursuant to Trust Indenture Act
Section 312(b), with other Noteholders with respect to their rights under this Indenture or the Notes. Issuer, Indenture Trustee, the Note Registrar and all other parties shall have the protection of Trust Indenture Act
Section 312(c).

         SECTION 11.3. Officers' Certificate and Opinion of Counsel as to Conditions Precedent.
----------------------
         Upon any request or application by Issuer (or any other obligor upon the Notes) to Indenture Trustee to take any action under this Indenture, Issuer (or such other Obligor) shall furnish to Indenture
Trustee:

                  (a) an Officers' Certificate (which shall include the statements set forth in Section 11.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel (which shall include the statements set forth in Section 11.4) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

         SECTION 11.4.     Statements Required in Certificate or Opinion.
                           ----------------------------------------------
         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         SECTION 11.5.     Nonpetition.
                           ------------
         Indenture Trustee shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against Issuer or Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or Transferor any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of Issuer or Transferor.

         SECTION 11.6. ERISA Matters. Each Holder and Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, shall be deemed to represent and warrant that either
(a) it is not acquiring the Note with the plan assets of a plan described in Section 4975(e)(1) of the Code, or any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"); or (b) the acquisition and holding of the Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         SECTION 11.7. Lessees. Indenture Trustee acknowledges and agrees that so long no default shall have occurred under any Lease that (a) the related Lessee shall not be named as a defendant, in any foreclosure or other proceeding which may be instituted by Indenture Trustee relating to such Lease or related Equipment and (b) Indenture Trustee shall not interfere with the right of the related Lessee to have quiet and peaceful use of the related Equipment during the term of the Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.

                           PROVIDENT EQUIPMENT LEASE TRUST
                           1998-A

                           By: FIRST UNION TRUST COMPANY,
                           NATIONAL ASSOCIATION, not in its
                           individual capacity, but solely as Trustee of the Provident Equipment Lease Trust 1998-A


                           By:     /s/    Doris J. Krick
                              -------------------------------------------------
                           Name: Doris J. Krick
                           Title: Vice President




                           NORWEST BANK MINNESOTA, NATIONAL
                           ASSOCIATION, as Indenture Trustee


                           By:     /s/ Marianna C. Stershic
                               ------------------------------------------------
                           Name:   Marianna C. Stershic
                           Title: Assistant Vice-President


                                                               Indenture

                                 EXHIBIT A

                          {FORM OF CLASS A-1 NOTE}

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A

                     5.28 % CLASS A-1 LEASE-BACKED NOTE

CUSIP NO. 74386N AA 6
No. R-1                                                         $73,303,000

         PROVIDENT EQUIPMENT LEASE TRUST 1998-A (herein called the "Trust", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of SEVENTY THREE MILLION THREE HUNDRED THREE THOUSAND DOLLAR ($73,303,000), payable in monthly installments beginning on November 25, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 5.28% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in the period since the last Payment Date or with respect to the November, 1998 Payment Date, since the Issuance Date.

         Principal and interest on this Class A-1 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 25, 1998, either by check to the registered address of the Holder of this Class A-1 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of Indenture

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

         The Stated Maturity of the Class A-1 Notes is the October, 1999 Payment Date, on which date the Outstanding Principal Amount of the Class A-1 Notes shall be due and payable.

         Unless the certificate of authentication hereon has been executed by Indenture Trustee referred to on the reverse hereof by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Class A-1 Note is one of a duly authorized issue of Class A Notes of Issuer designated as its "5.28% Class A-1 Lease-Backed Notes (herein called the "Class A-1 Notes") limited in aggregate principal amount of $73,303,000, issued under the Indenture, dated as of September 1, 1998 (herein called the "Indenture"), between Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of Issuer, Indenture Trustee and the Holders and of the terms upon which the Class A-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in Appendix X of the Indenture.

         This Class A-1 Note will be secured by the pledge to Indenture Trustee of the Trust Estate.

         If an Event of Default under the Indenture has been declared by Indenture Trustee, the principal of all the Class A-1 Notes (but not less than all the Class A-1 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of Issuer with respect to the payment of principal and interest on this Class A-1 Note shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Issuer and the rights of the Holders under the Indenture at any time by Issuer and Indenture Trustee with the consent of the Holders of Notes evidencing at least 662/3% in aggregate principal amount of the Class A Notes and the Issuer's Class B Lease-Backed Notes (the "Class B Notes") at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-1 Note or any Class A-1 Note.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-1 Note is registrable in the Note Register, upon surrender of this Class A-1 Note for registration of transfer at the office or agency of Indenture Trustee in Minneapolis, Minnesota, and at any other office or agency maintained by Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Each Holder and Note Owner, by acceptance of a Class A-1 Note, or, in the case of a Note Owner, a beneficial interest in the Class A-1 Note, shall be deemed to represent and warrant that either (a) it is not acquiring the Class A-1 Note with the plan assets of an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such entity a "Benefit Plan"); or (b) the acquisition and holding of the Class A-1 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         The Class A-1 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-1 Notes are exchangeable for a like aggregate principal amount of Class A-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name this Class A-1 Note is registered as the owner hereof for all purposes, whether or not this Class A-1 Note may be overdue, and neither

Issuer, Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and this Class A-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  September 30, 1998

                           PROVIDENT EQUIPMENT LEASE TRUST
                           1998-A

                           By: FIRST UNION TRUST COMPANY,
                           NATIONAL ASSOCIATION, not in its individual
                           capacity, but solely as Trustee of the Provident Equipment Lease Trust 1998-A


                           By: _____________________________________
                                         Authorized Officer



             Indenture Trustee's Certificate of Authentication

         This is one of the Class A-1 Notes referred to in the within mentioned Indenture.

                           ORWEST BANK MINNESOTA, NATIONAL
                           SSOCIATION, as Indenture Trustee


                           By: _____________________________________
                                          Authorized Signatory

                              ASSIGNMENT FORM

         If you the Holder want to assign this Class A-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-1 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________________, agent to transfer this Class A-1 Note on the books of Issuer. The agent may substitute another to act for him.

Dated: __________________         Signed:_______________________________________


                                  ----------------------------------------------
                                 (sign exactly as the name appears on the other
                                  side of this Class A-1 Note)


Signature Guarantee_____________________________________________________________

 Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-1 Note.

                          {FORM OF CLASS A-2 NOTE}

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A

                     5.78% CLASS A-2 LEASE-BACKED NOTE

CUSIP NO. 74386N AB 4
No. R-1                                                         $19,242,000

         PROVIDENT EQUIPMENT LEASE TRUST 1998-A (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of NINETEEN MILLION TWO HUNDRED FORTY TWO THOUSAND DOLLARS ($19,242,000), payable in monthly installments beginning on November 25, 1998 in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 5.78% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

         Principal and interest on this Class A-2 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 25, 1998, either by check to the registered address of the Holder of this Class A-2 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of Indenture Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

         The Stated Maturity of the Class A-2 Notes is the April, 2006 Payment Date, on which date the Outstanding Principal Amount of the Class A-2 Notes shall be due and payable.

         Unless the certificate of authentication hereon has been executed by Indenture Trustee referred to on the reverse hereof by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of Issuer designated as its "5.78% Class A-2 Lease-Backed Notes" (herein called the "Class A-2 Notes") limited in aggregate principal amount of $19,242,000, issued under the Indenture, dated as of September 1, 1998 (herein called the "Indenture"), between Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of Issuer, Indenture Trustee and the Holders and of the terms upon which the Class A-2 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in Appendix X of the Indenture.

         This Class A-2 Note will be secured by the pledge to Indenture Trustee of the Trust Estate.

         If an Event of Default under the Indenture has been declared by Indenture Trustee, the principal of all the Class A-2 Notes (but not less than all the Class A-2 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of Issuer with respect to the payment of principal and interest on this Class A-2 Note shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Issuer and the rights of the Holders under the Indenture at any time by Issuer and Indenture Trustee with the consent of the Holders of 662/3% in aggregate principal amount of the Class A Notes and the Issuer's Class B Lease-Backed Notes (the "Class B Notes") at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-2 Note or any Class A-2 Note.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2 Note is registrable in the Note Register, upon surrender of this Class A-2 Note for registration of transfer at the office or agency of Indenture Trustee in Minneapolis, Minnesota, and at any other office or agency maintained by Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Each Holder and Note Owner, by acceptance of a Class A-2 Note, or, in the case of a Note Owner, a beneficial interest in the Class A-2 Note, shall be deemed to represent and warrant that either (a) it is not acquiring the Class A-2 Note with the plan assets of an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such entity a "Benefit Plan"); or (b) the acquisition and holding of the Class A-2 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         The Class A-2 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-2 Notes are exchangeable for a like aggregate principal amount of Class A-2 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, whether or not this Class A-2 Note may be overdue, and neither Issuer, Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and this Class A-2 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  September 30, 1998

                              PROVIDENT EQUIPMENT LEASE TRUST
                              1998-A

                              By: FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION, not in its individual
                              capacity, but solely as Trustee of the Provident Equipment Lease Trust 1998-A


                              By: ______________________________________
                                         Authorized Officer


                        Indenture Trustee's Certificate of Authentication

         This is one of the Class A-2 Notes referred to in the within mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Indenture Trustee


                              By: ______________________________________
                                          Authorized Signatory

                              ASSIGNMENT FORM

         If you the Holder want to assign this Class A-2 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-2 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________, agent to transfer this Class A-2 Note on the books of Issuer. The agent may substitute another to act for him.



Dated: _____________________                      Signed:_______________________

                                     ___________________________________________
                                     (sign exactly as the name appears on the
                                      other side of this Class A-2 Note)



Signature Guarantee_____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-2 Note.

                          {FORM OF CLASS A-3 NOTE}

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A

                     5.60 % CLASS A-3 LEASE-BACKED NOTE

CUSIP NO. 74386N AC 2
No. R-1                                                          $90,935,000

         PROVIDENT EQUIPMENT LEASE TRUST 1998-A (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of NINETY MILLION NINE HUNDRED THIRTY FIVE THOUSAND DOLLARS ($90,935,000), payable in monthly installments beginning on November 25, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 5.60% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

         Principal and interest on this Class A-3 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 25, 1998, either by check to the registered address of the Holder of this Class A-3 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of Indenture Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

         The Stated Maturity of the Class A-3 Notes is the April, 2006 Payment Date, on which date the Outstanding Principal Amount of the Class A-3 Notes shall be due and payable.

         Unless the certificate of authentication hereon has been executed by Indenture Trustee referred to on the reverse hereof by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of Issuer designated as its "5.60% Class A-3 Lease-Backed Notes" (herein called the "Class A-3 Notes") limited in aggregate principal amount of $90,935,000, issued under the Indenture, dated as of September 1, 1998 (herein called the "Indenture"), between Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of Issuer, Indenture Trustee and the Holders and of the terms upon which the Class A-3 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in Appendix X of the Indenture.

         This Class A-3 Note will be secured by the pledge to Indenture Trustee of the Trust Estate.

         If an Event of Default under the Indenture has been declared by Indenture Trustee, the principal of all the Class A-3 Notes (but not less than all the Class A-3 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of Issuer with respect to the payment of principal and interest on this Class A-3 Note shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Issuer and the rights of the Holders under the Indenture at any time by Issuer and Indenture Trustee with the consent of the Holders of 662/3% in aggregate principal amount of the Class A Notes and the Issuer's Class B Lease-Backed Notes (the "Class B Notes") at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-3 Note or any Class A-3 Note.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3 Note is registrable in the Note Register, upon surrender of this Class A-3 Note for registration of transfer at the office or agency of Indenture Trustee in Minneapolis, Minnesota, and at any other office or agency maintained by Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Each Holder and Note Owner, by acceptance of a Class A-3 Note, or, in the case of a Note Owner, a beneficial interest in the Class A-3 Note, shall be deemed to represent and warrant that either (a) it is not acquiring the Class A-3 Note with the plan assets of an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such entity a "Benefit Plan"); or (b) the acquisition and holding of the Class A-3 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         The Class A-3 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-3 Notes are exchangeable for a like aggregate principal amount of Class A-3 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name this Class A-3 Note is registered as the owner hereof for all purposes, whether or not this Class A-3 Note may be overdue, and neither Issuer, Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and this Class A-3 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  September 30, 1998

                            PROVIDENT EQUIPMENT LEASE TRUST
                            1998-A

                            By: FIRST UNION TRUST COMPANY,
                            NATIONAL ASSOCIATION, not in its individual
                            capacity, but solely as Trustee of the Provident Equipment Lease Trust 1998-A


                            By: ______________________________________
                                        Authorized Officer


                        Indenture Trustee's Certificate of Authentication

         This is one of the Class A-3 Notes referred to in the within mentioned Indenture.

                             NORWEST BANK MINNESOTA, NATIONAL
                             ASSOCIATION, as Indenture Trustee

                             By: ______________________________________
                                        Authorized Signatory

                              ASSIGNMENT FORM

         If you the Holder want to assign this Class A-3 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-3 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________, agent to transfer this Class A-3 Note on the books of Issuer. The agent may substitute another to act for him.



Dated: _____________________                      Signed:_______________________

                                      __________________________________________
                                      (sign exactly as the name appears on the other side of this Class A-3 Note)



Signature Guarantee_____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-3 Note

                          {FORM OF CLASS A-4 NOTE}

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A

                     5.75% CLASS A-4 LEASE-BACKED NOTE

CUSIP NO. 74386N AD 0
No. R-1                                                        $18,576,000

         PROVIDENT EQUIPMENT LEASE TRUST 1998-A (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of EIGHTEEN MILLION FIVE HUNDRED SEVENTY SIX THOUSAND DOLLARS ($18,576,000), payable in monthly installments beginning on November 25, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 5.75% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

         Principal and interest on this Class A-4 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 25, 1998, either by check to the registered address of the Holder of this Class A-4 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of Indenture Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

         The Stated Maturity of the Class A-4 Notes is the April, 2006 Payment Date, on which date the Outstanding Principal Amount of the Class A-4 Notes shall be due and payable.

         Unless the certificate of authentication hereon has been executed by Indenture Trustee referred to on the reverse hereof by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Class A-4 Note is one of a duly authorized issue of Class A-4 Notes of Issuer designated as its "5.75% Class A-4 Lease-Backed Notes" (herein called the "Class A-4 Notes") limited in aggregate principal amount of $18,576,000, issued under the Indenture, dated as of September 1, 1998 (herein called the "Indenture"), between Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of Issuer, Indenture Trustee and the Holders and of the terms upon which the Class A-4 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in Appendix X of the Indenture.

         This Class A-4 Note will be secured by the pledge to Indenture Trustee of the Trust Estate.

         If an Event of Default under the Indenture has been declared by Indenture Trustee, the principal of all the Class A-4 Notes (but not less than all the Class A-4 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of Issuer with respect to the payment of principal and interest on this Class A-4 Note shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Issuer and the rights of the Holders under the Indenture at any time by Issuer and Indenture Trustee with the consent of the Holders of 662/3% in aggregate principal amount of the Class A Notes and the Issuer's Class B Lease-Backed Notes (the "Class B Notes") at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-4 Note or any Class A-4 Note.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-4 Note is registrable in the Note Register, upon surrender of this Class A-4 Note for registration of transfer at the office or agency of Indenture Trustee in Minneapolis, Minnesota, and at any other office or agency maintained by Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Each Holder and Note Owner, by acceptance of a Class A-4 Note, or, in the case of a Note Owner, a beneficial interest in the Class A-4 Note, shall be deemed to represent and warrant that either (a) it is not acquiring the Class A-4 Note with the plan assets of an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such entity a "Benefit Plan"); or (b) the acquisition and holding of the Class A-4 Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         The Class A-4 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-4 Notes are exchangeable for a like aggregate principal amount of Class A-4 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name this Class A-4 Note is registered as the owner hereof for all purposes, whether or not this Class A-4 Note may be overdue, and neither Issuer, Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and this Class A-4 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:   September 30, 1998

                               ROVIDENT EQUIPMENT LEASE TRUST
                               998-A

                               By: FIRST UNION TRUST COMPANY,
                               ATIONAL ASSOCIATION, not in its individual
                               apacity, but solely as Trustee of the Provident quipment Lease Trust 1998-A


                               By: ______________________________________
                                             Authorized Officer


                        Indenture Trustee's Certificate of Authentication

         This is one of the Class A-4 Notes referred to in the within mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Indenture Trustee

                              By: ______________________________________
                                             Authorized Signatory

                              ASSIGNMENT FORM

         If you the Holder want to assign this Class A-4 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-4 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________, agent to transfer this Class A-4 Note on the books of Issuer. The agent may substitute another to act for him.



Dated: _____________________                       Signed:______________________


                                      ------------------------------------------
                                      (sign exactly as the name appears on the
                                       other side of this Class A-4 Note)



Signature Guarantee_____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-4 Note

                           {FORM OF CLASS B NOTE}

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A

                      6.20% CLASS B LEASE-BACKED NOTE

CUSIP No. 74386N AE 8
No. R-1                                                          $7,687,000

         PROVIDENT EQUIPMENT LEASE TRUST 1998-A (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of SEVEN MILLION SIX HUNDRED EIGHTY SEVEN THOUSAND DOLLARS ($7,687,000), payable in monthly installments beginning on November 25, 1998, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 6.20% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

         Principal and interest on this Class B Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 25, 1998, either by check to the registered address of the Holder of this Class B Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class B Notes during the Principal Amortization Period shall be payable to the Holder of this Class B Note only upon presentation and surrender of this Class B Note at the Corporate Trust Office of Indenture Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

         The Stated Maturity of the Class B Notes is the April, 2006 Payment Date, on which date the Outstanding Principal Amount of the Class B Notes shall be due and payable.

         Unless the certificate of authentication hereon has been executed by Indenture Trustee referred to on the reverse hereof by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Class B Note is one of a duly authorized issue of Class B Notes of Issuer designated as its "6.20% Class B Lease-Backed Notes" (herein called the "Class B Notes"), limited in aggregate principal amount of $7,687,000, issued under the Indenture, dated as of September 1, 1998 (herein called the "Indenture"), between Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of Issuer, Indenture Trustee and the Holders and of the terms upon which the Class B Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in Appendix X of the Indenture.

         This Class B Note will be secured by the pledge to Indenture Trustee of the Trust Estate.

         If an Event of Default under the Indenture has been declared by Indenture Trustee, the principal of all the Class B Notes (but not less than all the Class B Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Issuer and the rights of the Holders under the Indenture at any time by Issuer and Indenture Trustee with the consent of the Holders of Notes evidencing at least 662/3% in aggregate principal amount of the Issuer's 662/3% Class A Lease-Backed Notes (the "Class A Notes") and Class B Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note or any Class B Note.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Note is registrable in the Note Register, upon surrender of this Class B Note for registration of transfer at the office or agency of Indenture Trustee in Minneapolis, Minnesota, and at any other office or agency maintained by Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Each Holder and Note Owner, by acceptance of a Class B Note, or, in the case of a Note Owner, a beneficial interest in the Class B Note, shall be deemed to represent and warrant that either (a) it is not acquiring the Class B Note with the plan assets of an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such entity a "Benefit Plan"); or (b) the acquisition and holding of the Class B Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         The Class B Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for a like aggregate principal amount of Class B Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Issuer, Indenture Trustee and any agent of Issuer or Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither Issuer, Indenture Trustee nor any such agent shall be affected by notice to the contrary.


12312134.1 100298 1317C 98438757

         The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  September 30, 1998

                              PROVIDENT EQUIPMENT LEASE TRUST
                              1998-A

                              By: FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION, not in its individual
                              capacity, but solely as Trustee of the Provident Equipment Lease Trust 1998-A


                              By:_______________________________________
                                            Authorized Officer


             Indenture Trustee's Certificate of Authentication

         This is one of the Class B Notes referred to in the within mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Indenture Trustee


                              By: _____________________________________
                                          Authorized Signatory

                              ASSIGNMENT FORM

         If you the Holder want to assign this Class B Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class B Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________________, agent to transfer this Class B Note on the books of Issuer. The agent may substitute another to act for him.

 Dated: _____________________                      Signed:______________________
                                                   (signed exactly as the name
                                                    appears on the other side
                                                    of this Class B Note)

 Signature Guarantee____________________________________________________________

 Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class B Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class B Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class B Note.

                                                               APPENDIX X

                                DEFINITIONS

         SECTION 1.1 Defined Terms. The following terms have the meanings set forth below for all purposes of the Basic Documents, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         "Act" is defined in Section 1.4 of the Indenture.

         "Additional Principal" means with respect to each Payment Date, an amount equal to (a) the difference between (i) the Discounted Present Value of the Performing Leases as of the Determination Date for the preceding Payment Date and (ii) the Discounted Present Value of the Performing Leases as of the related Determination Date, less (b) the Class A Principal Payment, the Class B Principal Payment and the Certificate Principal Payment to be paid on such Payment Date.

         "Affiliate" means, with respect to any specified Person, any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Agreement" means the Indenture, Trust Agreement, Pooling and Servicing Agreement, or Management Agreement, as applicable, as the same may be amended and supplemented from time to time.

         "Annualized Monthly Default Percentage" means, with respect to any Due Period, twelve times the percentage equivalent of a fraction (a) the numerator of which is the Discounted Present Value of all Leases that became Non-Performing Leases during such Due Period, calculated as of the related Determination Date, and (b) the denominator of which is the Discounted Present Value of all Leases, calculated as of the Determination Date immediately preceding the related Determination Date.

         "Authorized Officer" means, with respect to Issuer, any officer of Trustee who is authorized to act for Trustee in matters relating to the Trust and, so long as the Management Agreement is in effect, any Vice President or more senior officer of Manager who is authorized to act for Manager in matters relating to Issuer and to be acted upon by Manager pursuant to the Management Agreement and who is identified on the list of Authorized Officers delivered by Manager to Indenture Trustee on the Closing Date (in each case as such list may be modified or supplemented from time to time thereafter). With respect to ILC or Servicer, any officer of ILC or Servicer, as the case may be, who is authorized to act for Servicer or ILC as the case may be.

         "Available Funds" means, with respect to any Payment Date, the amount on deposit in the Collection Account with respect to the immediately preceding Due Period received on or prior to the Record Date for such Due Period, including (a) Lease Payments due during the immediately preceding Due Period (net of any Third Party Amounts), (b) Residual Realizations up to the Residual Amount Cap; (c) recoveries from Non-Performing Leases (net of amounts retained by Servicer in accordance with the Pooling and Servicing Agreement); (d) proceeds from repurchases by Transferor or Servicer of Leases to the extent Transferor has not substituted Substitute Leases for such Leases; (e) proceeds from the investment of funds (other than Security Deposit Earnings) in the Collection Account, the Residual Account and the Reserve Account; (f) Casualty Payments; (g) Servicer Advances; (h) Termination Payments; and (i) funds, if any, on deposit in the Reserve Account and/or the Residual Account, to the extent provided in the Pooling and Servicing Agreement.

         "Available Funds Shortfall" is defined in Section 6.4(b) of the Pooling and Servicing Agreement.

         "Available Reserve Amount" means the amount on deposit in the Reserve Account.

         "Available Residual Amount" means the excess of (a) the Residual Amount Cap over (b) the Utilized Residual Amount.

         "Basic Documents" means the Contribution Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Management Agreement and the Depository Agreement.

         "Benefit Plan" is defined in Section 3.12 of the Trust Agreement.

         "Book-Entry Class A-1 Notes" means beneficial interests in the Class A-1 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.5 of the Indenture.

         "Book-Entry Class A-2 Notes" means beneficial interests in the Class A-2 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.5 of the Indenture.

         "Book-Entry Class A-3 Notes" means beneficial interests in the Class A-3 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.5 of the Indenture.

         "Book-Entry Class A-4 Notes" means beneficial interests in the Class A-4 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.5 of the Indenture.

         "Book-Entry Class B Notes" means beneficial interests in the Class B Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.5 of the Indenture.

         "Booked Residual Value" means the estimated residual value of the Equipment recorded on the books of Transferor.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the cities in which the Corporate Trust Office of Indenture Trustee or Trustee or the Servicer are located are authorized or obligated by law or executive order to remain closed.

         "Casualty Payment" means any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

         "Cede & Co." means the initial registered holder of the Class A Notes and the Class B Notes, acting as nominee of The Depository Trust.

         "Certificated Security" has the meaning assigned thereto in
Section 8- 102(a)(4) of Article 8 of the UCC.

         "Certificate Balance" means the aggregate principal amount of the Certificates outstanding at any time.

         "Certificate Distribution Account" is defined in Section 5.1 of the Trust Agreement.

         "Certificate Floor" means, with respect to each Payment Date, an amount equal to the total of (a) 1.50% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Overcollateralization Amount as of such

Payment Date plus the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date.

         "Certificate Owner" means each Holder of a Definitive Trust
Certificate.

         "Certificate Percentage" means 4.5030%.

         "Certificate Principal Payment" means (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Certificate Balance to the greater of the Certificate Target Investor Principal Amount and the Certificate Floor.

         "Certificate Purchase Agreement" means the Agreement, among Issuer, ILC, and Lehman Brothers Inc.

         "Certificate Rate" means 6.73%.

         "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

         "Certificate Target Investor Principal Amount" means, with respect to each Payment Date, an amount equal to the product of (a) the Certificate Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

         "Certificateholder" means a Person in whose name a Trust Certificate is registered.

         "Certificates" means Issuer's 6.73% Lease-Backed Certificates issued in the original principal amount of $6,589,000.

         "Class A Notes" means Issuer's Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

         "Class A Percentage" means 87.9918%.

         "Class A Principal Payment" means (a) while the Class A-1 Notes are outstanding, (i) on all Payment Dates prior to the October, 1998 Payment Date, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) the difference between (A) the Discounted Present Value of the Performing Leases as of the Determination Date for the preceding Payment Date and (B) the Discounted Present Value of the Performing

Leases as of the related Determination Date, and (ii) on the October, 1998 Payment Date and thereafter until the Class A-1 Notes have been paid in full, the entire Outstanding Principal Amount on the Class A-1 Notes, and
(b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate Outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount.

         "Class A Target Investor Principal Amount" means, with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

         "Class A-1 Note Interest Rate" means the rate at which interest accrues on the Class A-1 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to 5.28%.

         "Class A-1 Note Owner" means with respect to a Book-Entry Class A-1 Note, the Person who is the beneficial owner of such Book-Entry Class A-1 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and with respect to a Definitive Class A-1 Note, a Holder of a Definitive Class A-1 Note.

         "Class A-1 Noteholder" means each Holder of a Class A-1 Note.

         "Class A-1 Notes" means Issuer's 5.28% Class A-1 Lease-Backed Notes issued in the original principal amount of $73,303,000.

         "Class A-2 Note Interest Rate" means, the rate at which interest accrues on the Class A-2 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to 5.78%.

         "Class A-2 Note Owner" means, with respect to a Book-Entry Class A-2 Note, the Person who is the beneficial owner of such Book-Entry Class A-2 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and, with respect to a Definitive Class A-2 Note, a Holder of a Definitive Class A-2 Note.

         "Class A-2 Noteholder" means the Holder of a Class A-2 Note.

         "Class A-2 Notes" means Issuer's 5.78% Class A-2 Lease-Backed Notes issued in the original principal amount of $19,242,000.

         "Class A-3 Note Interest Rate" means, the rate at which interest accrues on the Class A-3 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to 5.60%.

         "Class A-3 Note Owner" means, with respect to a Book-Entry Class A-3 Note, the Person who is the beneficial owner of such Book-Entry Class A-3 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and, with respect to a Definitive Class A-3 Note, a Holder of a Definitive Class A-3 Note.

         "Class A-3 Noteholder" means the Holder of a Class A-3 Note.

         "Class A-3 Notes" means Issuer's 5.60% Class A-3 Lease-Backed Notes issued in the original principal amount of $90,935,000.

         "Class A-4 Note Interest Rate" means, the rate at which interest accrues on the Class A-4 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to 5.75%.

         "Class A-4 Note Owner" means, with respect to a Book-Entry Class A-4 Note, the Person who is the beneficial owner of such Book-Entry Class A-4 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and, with respect to a Definitive Class A-4 Note, a Holder of a Definitive Class A-4 Note.

         "Class A-4 Noteholder" means the Holder of a Class A-4 Note.

         "Class A-4 Notes" means Issuer's 5.75% Class A-4 Lease-Backed Notes issued in the original principal amount of $18,576,000.

         "Class B Floor" means, with respect to each Payment Date (the "subject Payment Date"), an amount equal to the total of (a) 2.5% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus
(b) the Cumulative Loss Amount with respect to the subject Payment Date, minus (c) the sum of the Certificate Balance as of the preceding Payment Date after giving effect to all payments made on such Payment Date plus the Overcollateralization Amount as of the subject Payment Date plus the amount on deposit in the Reserve Account after giving effect to any withdrawals to be made on the related Payment Date.

         "Class B Note Interest Rate" means the rate at which interest accrues on the Class B Notes, which rate shall be 6.20% per annum.

         "Class B Note Owner" means with respect to a Book-Entry Class B Note, the Person who is the beneficial owner of such Book-Entry Class B Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency) and, with respect to a Definitive Class B Note, a Holder of a Class B Note.

         "Class B Noteholder" means a Holder of a Class B Note.

         "Class B Notes" means Issuer's 6.20% Class B Lease-Backed Notes issued in the original principal amount of $7,687,000.

         "Class B Percentage" means 5.2534%.

         "Class B Principal Payment" means (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor.

         "Class B Target Investor Principal Amount" means with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means September 30, 1998.

         "Code" means the Internal Revenue Code of 1986.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 6.1(a) of the Pooling and Servicing Agreement.

         "Commission" means the Securities and Exchange Commission.

         "Contributed Equipment" are defined in Section 2.3 of the Contribution Agreement.

         "Contribution Agreement" means the Contribution Agreement dated as of September 1, 1998, between Transferor and ILC, as the same may be amended, supplemented or otherwise modified from time to time.

         "Control" means with respect to any Federal Book Entry Security, Indenture Trustee shall have obtained control if:

                        (i) Indenture Trustee is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to Indenture Trustee's securities account in such book entry system; or

                         (ii) (a) Indenture Trustee (1) is registered on the records of a Securities Intermediary as the person having a Securities Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; or (2) has obtained the agreement, in writing, of the Securities Intermediary for such Securities Entitlement that such Securities Intermediary will comply with Entitlement Orders of Indenture Trustee without further consent of any other Person; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's Securities Account in such book entry system.

         "Corporate Trust Office" means, with respect to Indenture Trustee, the principal corporate trust office of Indenture Trustee located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, or at such other address as Indenture Trustee may designate from time to time by notice to Noteholders, Issuer and ILC, and with respect to Trustee means, the principal corporate trust office of Trustee located at One Rodney Square, 1st Floor, 920 King Street, Wilmington, Delaware 19801, Attention:
Corporate Trust Administration; or at such other address as Trustee may designate from time to time by notice to the Certificateholders and Depositor, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Certificateholders and Depositor).

         "Cumulative Loss Amount" means, with respect to each Payment Date (the "subject Payment Date"), an amount equal to the excess, if any, of (a) the difference of (i) the sum of the Outstanding Principal Amount of the Notes and the Certificate Balance as of the immediately preceding Payment Date after giving effect to all payments made on such Payment Date, minus (ii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the Determination Date related to the subject Payment Date and (B) Available Funds for the subject Payment Date (including any funds withdrawn from the Reserve Account or the Residual Account as a result of an Available Funds Shortfall) remaining after the payment of amounts owing to Servicer and in respect of interest on the Notes and Certificates on the subject Payment Date over (b) the Discounted Present Value of Performing Leases as of the Determination Date related to the subject Payment Date.

         "Cumulative Net Loss Ratio" means, with respect to any Due Period, the percentage equivalent of a fraction (a) the numerator of which is the aggregate of net losses on the Leases from the Cut-Off Date through the last day of such Due Period and (b) the denominator of which is the Discounted Present Value of the Leases as of the Cut-Off Date.

         "Cut-Off Date" means the close of business on August 31, 1998.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Class A-1 Note" means a definitive, fully registered Class A-1 Note issued pursuant to Section 2.7 of the Indenture.

         "Definitive Class A-2 Note" means a definitive, fully registered Class A-2 Note issued pursuant to Section 2.7 of the Indenture.

         "Definitive Class A-3 Note" means a definitive, fully registered Class A-3 Note issued pursuant to Section 2.7 of the Indenture.

         "Definitive Class A-4 Note" means a definitive, fully registered Class A-4 Note issued pursuant to Section 2.7 of the Indenture.

         "Definitive Class B Note" means a definitive, fully registered Class B Note issued pursuant to Section 2.7 of the Indenture.

         "Definitive Trust Certificate" is defined in Section 3.11 of the Trust Agreement.

          "Delinquent Lease" means, as of any Determination Date, any Lease (other than a Lease which became a Non-Performing Lease prior to such Determination Date) with respect to which the Servicer has determined the Lessee is 31 days or more delinquent with respect to any Lease Payments then due.

         "Delivery" when used with respect to Trust Account Property means:

                          (a) with respect to a Certificated Security, transfer of such Certificated Security to Indenture Trustee or its nominee or custodian by physical delivery to Indenture Trustee or its nominee or custodian, endorsed to, or registered in the name of, Indenture Trustee or its nominee or custodian or endorsed in blank; and

                           (b) with respect to any such Trust Account Property that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (A) registration of Indenture
         Trustee as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to Section 8-106(c)(2) of Article 8 of the UCC.

         "Depositor" means Transferor in its capacity as Depositor under the Trust Agreement.

         "Depository Agreement" means the letter of representations, between Issuer, Indenture Trustee and the Depository Trust Company, as Clearing Agency.

         "Determination Date" means with respect to any Payment Date, the third day immediately preceding such Payment Date, or if such day is not a Business Day, the first Business Day preceding such day.

         "Discount Rate" means, with respect to any Determination Date, 6.54584%, which equals the sum of (a) the weighted-average interest rate of the Class A Notes (utilizing the Class A-4 Note Interest Rate), Class B
Note Interest Rate and the Certificate Rate on the Closing Date and (b) the Servicing Fee rate of 0.75% per annum.

         "Discounted Present Value of the Leases" means, with respect to any Lease as of the Cut-Off Date or any date thereafter, an amount equal to the net present value of all Lease Payments (including Payaheads but excluding Third Party Amounts and, after the Closing Date, delinquent amounts) to become due thereunder following the Cut-Off Date or the Due Period preceding the following Payment Date, as the case may be (determined by discounting on a monthly basis (assuming a calendar year consisting of twelve 30-day months), at a rate equal to the Discount Rate, each such Lease Payment from the Payment Date following such Lease Payment to such date). In determining the Discounted Present Value of the Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received during the related Due Period to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

         "Discounted Present Value of the Performing Leases" means the Discounted Present Value of the Leases, reduced by the Discounted Present Value of the Leases that are Non-Performing Leases.

         "Due Period" means with respect to any Payment Date and the Determination Date with respect thereto, the calendar month prior to the month in which such Payment Date and Determination Date occur; provided, that the initial Due Period shall be the period from the Closing Date through the calendar month prior to the month in which such Payment Date and Determination Date occur.

         "Eligible Account" means either (a) a segregated account maintained with an Eligible Institution or any other segregated account, the deposit of funds into which has been approved by the Rating Agencies or
(b) a segregated trust account maintained in the corporate trust department of a depository institution organized under the laws of the United States of America or any of the states thereof, the District of Columbia, or any domestic branch of a foreign bank, in any case having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

         "Eligible Institution" means either (a) the corporate trust department of the Indenture Trustee or the Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any of the states thereof, the District of Columbia, or any domestic branch of a foreign bank, (i) which has either (A) a long-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

         "Eligible Investments" means any one or more of the following obligations or securities:

         (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

         (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

         (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which Indenture Trustee, Trustee, Transferor or any of their respective Affiliates is investment manager or advisor);

         (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b);

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

         (g) any other investment permitted by each of the Rating Agencies as set forth in writing delivered to the Indenture Trustee; provided, that investments described in clauses (d) and (g) shall be made only so long as making such investments will not require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

         "Eligible Lease" means a Lease that, on the effective date of the substitution of such Lease, satisfies the representations and warranties set forth in Section 3.4 of the Contribution Agreement and the requirements of Section 4.3 of the Contribution Agreement or Section 5.4 of the Pooling and Servicing Agreement, as applicable.

         "Entitlement Order" has the meaning assigned thereto in Section 8-102(a)(8) of Article 8 of the UCC.

         "Equipment" means each item of personal property, together with any replacement parts, additions, and repairs thereto, any replacements thereof, and any accessories incorporated therein and/or affixed thereto, subject to a Lease or, following expiration or termination of the Lease to which the same was previously subject, remaining subject to the lien of the Indenture in accordance with the provisions hereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "Event of Default" is defined in Section 6.1 of the Indenture.

         "Exchange Act" means the Securities Exchange Act of 1934.

         "Expenses" is defined in Section 8.2 of the Trust Agreement.

         "Federal Book Entry Security" means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment or principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by Article 8 of the UCC.

         "Filing Requirements" means Financing Statements necessary to perfect the ownership interest of the Transferor and Issuer and the perfected security interest of Indenture Trustee in the Leases and as of the Closing Date and as of June 1 and December 1 of every year following the Closing Date, in Equipment (i) subject to Leases having an original equipment cost of at least 75% of the aggregate Discounted Present Value of the Leases and (ii) relating to not less than 75% of the Booked Residual Value of such Equipment.

         "Financing Statement" means a statement filed pursuant to the UCC which evidences a perfected security or ownership interest in an asset.

         "Fitch IBCA" means Fitch IBCA, Inc.

         "Governmental Authority" means any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

         "Grant" means to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by the Indenture shall include all rights, powers, and options (but none of the obligations) of Issuer with respect thereto, including the immediate and continuing right to claim for, collect, receive, and give receipts for Lease Payments in respect of the Leases and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of Issuer or otherwise, and generally to do and receive anything that Issuer may be entitled to do or receive thereunder or with respect thereto.

         "Granted Assets" means the assets referred to in the Granting Clause of the Indenture.

         "Holder" as used in the Indenture and Pooling and Servicing Agreement, means each Noteholder and each Certificateholder, and as used in the Trust Agreement, means a Certificateholder.

         "ILC" means Information Leasing Corporation, an Ohio corporation.

         "Indemnified Party" with respect to the Indenture and Pooling and Servicing Agreement is defined in Section 4.3 of the Indenture, with respect to the Contribution Agreement, is defined in Section 4.1 of the Contribution Agreement, and with respect to the Trust Agreement is defined in Section 8.2 of the Trust Agreement.

         "Indenture" means the Indenture, dated as of September 1, 1998, between Issuer and Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person: (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.4 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         "Initial Certificate Balance" means the amount specified as the Initial Certificate Balance in a letter of instruction from Depositor to Trustee.

         "Initial Payment Date" means November 25, 1998.

         "Interest Payments" is defined in Section 2.1(c) of the Indenture.

         "Issuer" means Provident Equipment Lease Trust 1998-A.

         "Issuer Order" or "Issuer Request" means a written order or request delivered to Indenture Trustee and signed in the name of Issuer by an Authorized Officer.

         "Lease" means, at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 of the Contribution Agreement, as the same may be amended or modified from time to time in accordance with the provisions thereof unless and until released from the lien of the Indenture.

         "Lease Files" is defined in Section 3.2 of the Pooling and Servicing Agreement.

         "Lease Payment" means each periodic installment of rent payable by a Lessee under a Lease. The following shall not be deemed to be "Lease Payments": (a) prepayments of rent required pursuant to the terms of a Lease, at or before the commencement of the Lease; (b) payments (other than Payaheads) collected on or before the Cut-Off Date, (c) Payaheads, until such time as such Payaheads are released from the Collection Account in accordance with Section 6.5 of the Pooling and Servicing Agreement, (d) Third Party Amounts and (e) any security deposit, unless and until such security deposit is permitted to be treated as a payment on a Lease in accordance with the terms of such Lease.

         "Lease Repurchase Amount" means at any date with respect to any Lease, an amount equal to the Discounted Present Value of the Lease as of the next following Payment Date plus any amounts previously due and unpaid.

         "Lessee" means each lessee under a Lease.

         "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics liens, and any liens that attach to a Lease by operation of law.

         "Management Agreement" means the Management Agreement, dated as of the date hereof, among Manager, Issuer and Indenture Trustee.

         "Management Fee" means the fee payable to the Manager pursuant to
Section 3 of the Management Agreement.

         "Manager" means Information Leasing Corporation, a Delaware corporation, or any successor Manager under the Management Agreement.

         "Maturity" means with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

         "Monthly Delinquency Percentage" means, with respect to any Due Period, the percentage equivalent of a fraction (a) the numerator of which is the Discounted Present Value of the Leases which are Delinquent Leases determined as of the related Determination Date and (b) the denominator of which is the Discounted Present Value of the Performing Leases as of the related Determination Date.

         "Monthly Servicer Realization Percentage" means, with respect to any Due Period, the percentage equivalent of a fraction (a) the numerator of which is the aggregate amount of Servicer Residual Realizations collected during such Due Period and (b) the denominator of which is equal to the aggregate Servicer Booked Residual Values with respect to the Leases for which Servicer Residual Realizations have been collected in respect of such Due Period.

         "Moody's" means Moody's Investors Service, Inc.

         "Nominal Buy-Out Lease" means each Lease identified on Schedule 1 of the Agreement as having an estimated residual value of $0 or $1 in the column under the heading "RESIDUAL".

         "Non-Performing Lease" means, as of any Determination Date, any Lease with respect to which at any time following the Cut-Off Date or related Pooling Date, as the case may be, either (a) a Lease Payment, or any portion thereof, was determined by Servicer to be more than 90 days overdue as of the last day of the Due Period with respect to such Determination Date, unless on or before such Determination Date such Lease Payment (or portion thereof) has been paid or (b) Servicer has accelerated the remaining payments or has determined such Lease to be uncollectible in accordance with Servicer's customary practices prior to the last day of the Due Period with respect to such Determination Date.

         "Non-Performing Lease Payments" means any payment made with respect to a Non-Performing Lease in an amount equal to all or part of any specific Lease Payment due with respect to such Non-Performing Lease.

         "Non-Performing Lease Pay-Through Amount" means with respect to any Lease with respect to which a Lease Payment is made or due, an amount equal to the Discounted Present Value of such Lease as of the Payment Date immediately following the first Determination Date on which such Lease was a Non-Performing Lease.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 6.1(a) of the Pooling and Servicing Agreement.

         "Note Interest Rate" means the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class A-3 Note Interest Rate, the Class A-4 Note Interest Rate or the Class B Note Interest Rate, as the case may be.

         "Note Owner" means a Class A-1 Note Owner, Class A-2 Note Owner, Class A-3 Note Owner, Class A-4 Note Owner or Class B Note Owner, as the case may be.

         "Note Register" is defined in Section 2.3 of the Indenture.

         "Noteholder" means at any time, any Holder of a Note.

         "Notes" means the Class A Notes and Class B Notes issued pursuant to the Indenture and all notes issued in exchange therefor pursuant to the Indenture.

         "Officers' Certificate" means (i) with respect to Transferor or Servicer, a certificate delivered to Trustee and signed by the Chairman, the President, or a Vice President, and by another Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of Transferor or Servicer, as the case may be, who is not the same person as the other officer signing such certificate and (ii) a certificate delivered to Indenture Trustee and signed by the Chairman, the President, or a Vice President of Manager, and by another Vice President, the Treasurer, and Assistant Treasurer, the Secretary, or an Assistant Secretary of Manager who is not the same Person as the other officer signing such certificate.

         "Opinion of Counsel" means a written opinion, which shall be satisfactory in form and substance to Indenture Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for Issuer or Manager and who shall be satisfactory to Indenture Trustee.

         "Other Lease Payments" means all payments on or in respect of leases which are not Lease Payments, Casualty Payments, Termination Payments or Residual Realizations.

         "Outstanding" means with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                            (a) Notes theretofore canceled by Indenture Trustee or delivered to Indenture Trustee for cancellation;

                            (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with Indenture Trustee in trust for the holders of such Notes; and

                            (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation;

provided, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by Transferor, ILC or any Affiliate of ILC shall be disregarded and deemed not to be Outstanding, except that, in determining whether Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of Indenture Trustee actually knows to be so owned shall be so disregarded.

         "Outstanding Principal Amount" means the aggregate unpaid principal amount of the Notes at any time.

         "Overcollateralization Amount" means, with respect to each Payment Date, an amount equal to (a) the Discounted Present Value of the Performing Leases as of the related Determination Date minus (b) the Outstanding Principal Amount of the Notes and the Certificate Balance (after giving effect to payments of principal (other than Additional Principal) on such Payment Date); provided, that such amount will never be less than zero.

         "Payaheads" means Lease Payments received prior to their respective Due Periods that do not constitute full prepayments or partial prepayments in accordance with Servicer's customary practices.

         "Paying Agent" means each agent of Issuer appointed for the purpose of making payments on the Notes or Certificates, as applicable, including

         "Payment Date" means the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing on the Initial Payment Date, and ending on the latest Stated Maturity.

         "Pension Plan" is defined in Section 3.13 of the Contribution
Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of September 1, 1998, among Issuer, Transferor and Servicer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof.

         "Predecessor Lease" for purposes of the Pooling and Servicing Agreement, is defined in Section 5.4(a) of the Pooling and Servicing Agreement, and for purposes of the Contribution Agreement, is defined in
Section 4.3(a) of the Contribution Agreement.

         "Predecessor Notes" means with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 of the Indenture in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to Indenture Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to Indenture Trustee).

         "Prime Rate" means the prime lending rate of the Person that is the Indenture Trustee at the time of the calculation of such rate.

         "Principal Payments" is defined in Section 2.1(b) of the Indenture.

         "Private Placement Memorandum" means the final Private Placement Memorandum used in connection with the private offering of the Certificates.

         "Prohibited Transaction" means any transaction described in
Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in Section

4975(c) of the Code which is not exempt by reason of Section 4975(c)(2) or
Section 4975(d) of the Code, or the transitional rules of Section 2003(c) of ERISA.

         "Prospectus" means the form of final prospectus to be used in connection with the public offering of the Notes as filed with the Securities and Exchange Commission pursuant to Rule 424(b).

         "Rating Agency" means each of Moody's and Fitch IBCA.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days prior notice thereof and that each of the Rating Agencies shall have notified Transferor that such action will not result in a reduction or withdrawal of the then current rating of any Class of the Notes.

         "Record Date" means with respect to any Payment Date, the close of business on the last day of the calendar month immediately preceding such Payment Date.

         "Registration Statement" means the registration statement (File No. 333-58909) filed with the Securities and Exchange Commission for the registration of the Notes.

         "Related Person" means any Person (whether or not incorporated) which is under common control with Transferor within the meaning of Section 414(c) of the Internal Revenue Code of 1986, as amended, or of Section 4001(b) of ERISA.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Pension Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

         "Required Deposit Date" means, as to any funds or item required to be deposited into the Collection Account, the date falling two Business Days after Servicer's receipt of such funds or item, provided that at any time when (a) ILC is Servicer, (b) there exists no Servicer Event of Default and (c) any other condition to making deposits less frequently than daily as may be specified by the Rating Agencies is satisfied, the Business Day preceding the applicable Payment Date shall be the "Required Deposit Date."

         "Required Payment" is defined in Section 6.4(b) of the Pooling and Servicing Agreement.

         "Required Reserve Amount" means the lesser of (a) 1.0% of the Discounted Present Value of the Leases as of the Cut-Off Date and (b) the Outstanding Principal Amount of the Notes and the Certificate Balance.

         "Reserve Account" means the account or accounts by that name established and maintained by Indenture Trustee pursuant to Section 6.1(a) of the Pooling and Servicing Agreement.

         "Residual Account" means the account or accounts by that name established and maintained by Indenture Trustee pursuant to Section 6.1(a) of the Pooling and Servicing Agreement.

         "Residual Amount Cap" means an amount equal to $10,981,342.04 which equals 5.0% of the Discounted Present Value of the Leases as of the Cut-Off Date.

         "Residual Event" means the occurrence of one or more of the following: (a) ILC is no longer the Servicer, (b) with respect to the December, 1998 Due Period and each Due Period thereafter, the Three-Month Servicer Realization Percentage calculated on any Determination Date is less than 100%, (c) with respect to the December, 1998 Due Period and each Due Period thereafter, the Three-Month Delinquency Percentage is greater than 8.0% (d) with respect to the December, 1998 Due Period and each Due Period thereafter, the Three-Month Default Percentage is greater than 2.0% or (e) the Cumulative Net Loss Ratio is greater than (i) 2.0%, for any Due Period occurring on or before the August, 1999 Due Period, (ii) 3.0%, for any Due Period occurring after the August, 1999 Due Period and on or before the August, 2000 Due Period and (iii) 4.0%, for any Due Period occurring after the August, 2000 Due Period; provided, that (i) the Residual Event referred to in clause (b) may be cured if the Three-Month Servicer Realization Percentage is greater than or equal to 100% for three consecutive Due Periods thereafter, (ii) the Residual Event referred to in clause (c) may be cured if the Three-Month Delinquency Percentage for any Due Period thereafter is less than or equal to 7.0%, (iii) the Residual Event referred to in clause (d) may be cured if the Three-Month Default Percentage for any Due Period thereafter is less than or equal to 2.0% and
(iv) the Residual Event referred to in clause (e) may be cured if the Cumulative Net Loss Ratio for any Due Period thereafter is less than or equal to the ratio specified in clause (e) for such Due Period.

         "Residual Realizations" means the net cash flows realized by and allocable to ILC from the sale (including pursuant to a Lessee's purchase option) or reletting of any Equipment following the scheduled termination of the related Lease. Amounts received in respect of Non-Performing Leases shall only be included as Residual Realizations to the extent such amounts exceed the related Non-Performing Lease Pay-Through Amount.

         "Responsible Officer" means with respect to Indenture Trustee or Trustee, any person regularly engaged in the administration or supervision of corporate trust accounts (including, in the case of either of the original Indenture Trustee or original Trustee hereunder, any officer in its Corporate Trust Office) and also, with respect to a particular corporate trust matter, any other officer of such entity to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Secretary of State" means the Secretary of State of the State of Delaware.

         "Securities Account" has the meaning assigned thereto in Section 8-501(a) of Article 8 of the UCC.

         "Securities Act" the Securities Act of 1933.

         "Securities Entitlement" has the meaning assigned thereto in
Section 8- 102(a)(17) of Article 8 of the UCC.

         "Securities Intermediary" is defined in Section 8-102(a)(14) of
Article 8 of the UCC.

         "Security Deposit Earnings" are defined in Section 6.1(b) of the Pooling and Servicing Agreement.

         "Seller Assets" are defined in Section 2.1 of the Contribution
Agreement.

         "Servicer" means ILC and any successor Servicer appointed pursuant to the terms of the Pooling and Servicing Agreement and, to the extent that it at any time is performing the functions of Servicer, Indenture Trustee.

         "Servicer Advance" means a payment by Servicer pursuant to Section
5.1 of the Pooling and Servicing Agreement.

         "Servicer Booked Residual Value" means the estimated residual value of the Equipment recorded on the books of ILC.

         "Servicer Event of Default" is defined in Section 9.1 of the Pooling and Servicing Agreement.

         "Servicer Order" means a written order or request delivered to Indenture Trustee and signed in the name of Servicer by an Authorized Officer.

         "Servicer Residual Realizations" means the aggregate cash flows realized by ILC from the sale (including pursuant to a Lessee's purchase option) or lease of any Equipment or extension of the related Lease following the termination of such Lease.

         "Servicer's Certificate" means an Officers' Certificate of Servicer delivered pursuant to Section 4.8 of the Pooling and Servicing Agreement, substantially in the form of Exhibit C to the Pooling and Servicing Agreement.

         "Servicing Fee" means the fee payable to Servicer for services rendered during the respective Due Period, determined pursuant to Section
4.6 of the Pooling and Servicing Agreement.

         "Servicing Report" is defined in Section 4.8(b) of the Pooling and Servicing Agreement.

         "Servicing Standard" is defined in Section 4.1 of the Pooling and Servicing Agreement.

         "Stated Maturity" means the date on which the entire remaining unpaid Outstanding Principal Amount of each class of Notes is due and payable, which date is the October, 1999 Payment Date with respect to the Class A-1 Notes and the April, 2006 Payment Date for the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and the Certificates.

         "Substitute Lease" for purposes of the Pooling and Servicing Agreement, is defined in Section 5.4(a) of the Pooling and Servicing Agreement, and for purposes of the Contribution Agreement, is defined in
Section 4.3(a) of the Contribution Agreement.

         "Supplemental Servicing Fee" is defined in Section 4.6(d) of the Pooling and Servicing Agreement.

         "Termination Payment" means a payment payable by a Lessee under a Lease upon the early termination, in full or in part, of such Lease (but not on account of a Casualty) which may be agreed upon by Servicer, acting in the name of Issuer, and the Lessee in accordance with the provisions of
Section 4.5 of the Pooling and Servicing Agreement.

         "Third Party Amounts" means supplemental or additional Payments required by the terms of a Lease with respect to taxes, insurance, maintenance, or other specific charges, including charges included in an invoice but payable to vendors.

         "Three-Month Default Percentage" means, with respect to any Due Period, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the

Annualized Monthly Default Percentage for such Due Period and the two immediately preceding Due Periods and (b) the denominator of which is three.

         "Three-Month Delinquency Percentage" means, with respect to any Due Period, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Delinquency Percentage for such Due Period and the two immediately preceding Due Periods and (b) the denominator of which is three.

          "Three-Month Servicer Realization Percentage" means, with respect to any Due Period, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Servicer Realization
Percentage for such Due Period and the two immediately preceding Due Periods and (b) the denominator of which is three.

         "Transaction Payment Amount" means for each Required Deposit Date, the amount of all Lease Payments, Non-Performing Lease Payments, Casualty Payments, Termination Payments and other payments on or in respect of a Lease received by Servicer excluding Payaheads and deposited in the Collection Account pursuant to Section 6.2(c) of the Pooling and Servicing Agreement and reported by Servicer for such Required Deposit Date in accordance with Section 4.8 of the Pooling and Servicing Agreement.

         "Transfer Date" means the Business Day immediately preceding any Payment Date.

         "Transfer Taxes" are defined in Section 3.20 of the Contribution Agreement.

         "Transferor" means Provident Lease Receivables Corporation, a Delaware corporation, and its successors in interest to the extent permitted hereunder.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" means the trust established by the Trust Agreement.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Trust Accounts" is defined in Section 6.1(b) of the Pooling and Servicing Agreement.

         "Trust Agreement" means the Trust Agreement dated as of the date hereof, between Transferor and Trustee, as the same may be amended and supplemented from time to time.

         "Trust Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in Trust, substantially in the form attached as Exhibit A to the Trust Agreement.

         "Trustee" means the Person acting as Trustee under the Trust Agreement, its successors in interest and any successor trustee under the Trust Agreement.

         "Trust Estate" means all money, instruments and other property subject to or intended to be subject to the lien of the Indenture including all proceeds thereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date on which the Indenture is qualified under Trust Indenture Act, except as provided in Section 9.6 of the Indenture.

         "Trust Officer" means, in the case of Indenture Trustee, any officer within the Corporate Trust Office of Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to Trustee, any officer in the Corporate Trust Administration Department of Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of Trustee.

         "Uncertificated Security" has the meaning assigned thereto in
Section 8- 102(a)(18) of Article 8 of the UCC.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

         "Underwriting Agreement" means the Underwriting Agreement, among Transferor, ILC and Lehman Brothers Inc.

         "Utilized Residual Amount" means on any day of determination, the sum of (a) the total Residual Realizations applied to make payments of amounts owing Servicer, Noteholders and Certificateholders (including any such amounts withdrawn from the Reserve Account and the Residual Account, but not including any amounts paid to Issuer under Section 6.3 of the Pooling and Servicing Agreement the amount on deposit in the Reserve Account and the Residual Account on such date allocable to Residual Realizations.

         "Warranty Lease" means a Lease subject to repurchase by ILC as a result of a breach of a representation or warranty in accordance with the provisions of Section 5.2 of the Pooling and Servicing Agreement.

         SECTION 1.2 Other Interpretive Provisions. All terms defined in this Appendix X shall have the defined meanings when used in any Basic Document or any certificate or other document delivered pursuant to any Basic Document unless otherwise defined therein. For purposes of the Basic Documents, and all certificates and other documents delivered in connection with the Basic Documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in any Basic Document, and accounting terms partly defined in any Basic Document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the State of New York and not otherwise defined in the Basic Documents are used in the Basic Documents as defined in that Article;
(c) any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Notes and/or Certificates, as applicable; (d) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (e) the words "hereof," "herein" and "hereunder" and words of similar import refer to this in any Basic Document (or any certificate or other document in which they are used) as a whole and not to any particular provision of such Basic Document (or such certificate or document); (f) references in any Basic Document to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in such Basic Document (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (g) the term "including" means "including without limitation";
(h) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and
(i) references to any Person include that Person's successors and assigns.